                                                                EXHIBIT 4.1

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===========================================================================




                         ICN PHARMACEUTICALS, INC.

                                    and

                               RIBAPHARM INC.

                                    and

                           THE BANK OF NEW YORK,

                                 as Trustee

                            --------------------

                                 INDENTURE

                         Dated as of July 18, 2001

                            --------------------




                       $400,000,000 Principal Amount

                        (Plus Over-allotment Option)

               6 1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2008




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===========================================================================

                           CROSS-REFERENCE TABLE

  TIA                                                   Indenture
Section                                                  Section
-------                                                  -------
310(a)(1)..............................................   7.10
   (a)(2)..............................................   7.10
   (a)(3)..............................................   N.A.
   (a)(4)..............................................   N.A.
   (b).................................................   7.08; 7.10; 12.02
   (c).................................................   N.A.
311(a).................................................   7.11
   (b).................................................   7.11
   (c).................................................   N.A.
312(a).................................................   2.05
   (b).................................................   12.03
   (c).................................................   12.03
313(a).................................................   7.06
   (b)(1)..............................................   N.A.
   (b)(2)..............................................   7.06
   (c).................................................   7.06; 12.02
   (d).................................................   7.06
314(a).................................................   4.02
   (b).................................................   N.A.
   (c)(1)..............................................   12.04
   (c)(2)..............................................   12.04
   (c)(3)..............................................   N.A.
   (d).................................................   N.A.
   (e).................................................   12.05
   (f).................................................   N.A.
315(a).................................................   7.01(B)
   (b).................................................   7.05; 12.02
   (c).................................................   7.01(A)
   (d).................................................   7.01(C)
   (e).................................................   6.11
316(a)(last sentence)..................................   2.09
   (a)(1)(A)...........................................   6.05
   (a)(1)(B)...........................................   6.04
   (a)(2)..............................................   N.A.
   (b).................................................   6.07
317(a)(1)..............................................   6.08
   (a)(2)..............................................   6.09
   (b).................................................   2.04
318(a).................................................   12.01

                             TABLE OF CONTENTS


                                                                       Page
                                                                       ----


                I. DEFINITIONS AND INCORPORATION BY REFERENCE

      1.01 Definitions....................................................1
      1.02 Other Definitions..............................................5
      1.03 Incorporation by Reference of Trust Indenture Act..............5
      1.04 Rules of Construction..........................................6

                             II. THE SECURITIES

      2.01 Form and Dating................................................6
      2.02 Execution and Authentication...................................7
      2.03 Registrar, Paying Agent and Conversion Agent...................8
      2.04 Paying Agent To Hold Money in Trust............................9
      2.05 Securityholder Lists...........................................9
      2.06 Transfer and Exchange..........................................9
      2.07 Replacement Securities........................................10
      2.08 Outstanding Securities........................................10
      2.09 Securities Held by the Company, Ribapharm or an Affiliate.....10
      2.10 Temporary Securities..........................................11
      2.11 Cancellation..................................................11
      2.12 Defaulted Interest............................................11
      2.13 CUSIP Numbers.................................................11
      2.14 Deposit of Moneys.............................................12
      2.15 Book-Entry Provisions for Global Securities...................12
      2.16 Special Transfer Provisions...................................13
      2.17 Restrictive Legends...........................................17

                              III. REDEMPTION

      3.01 Right of Redemption...........................................17
      3.02 Notices to Trustee............................................17
      3.03 Selection of Securities to Be Redeemed........................18
      3.04 Notice of Redemption..........................................18
      3.05 Effect of Notice of Redemption................................19
      3.06 Deposit of Redemption Price...................................19
      3.07 Securities Redeemed in Part...................................19
      3.08 Repurchase at Option of Holder upon a Change in Control.......19
      3.09 Conversion Arrangement on Call for Redemption.................23

                               IV. COVENANTS

      4.01 Payment of Securities.........................................24
      4.02 Maintenance of Office or Agency...............................24
      4.03 Reports.......................................................25
      4.04 Compliance Certificate........................................25
      4.05 Stay, Extension and Usury Laws................................25
      4.06 Corporate Existence...........................................26
      4.07 Notice of Default.............................................26

                               V. SUCCESSORS

      5.01 When Company and Ribapharm May Merge, etc.....................26
      5.02 Successor Substituted.........................................26

                         VI. DEFAULTS AND REMEDIES

      6.01 Events of Default.............................................27
      6.02 Acceleration..................................................28
      6.03 Other Remedies................................................29
      6.04 Waiver of Past Defaults.......................................29
      6.05 Control by Majority...........................................29
      6.06 Limitation on Suits...........................................29
      6.07 Rights of Holders to Receive Payment..........................30
      6.08 Collection Suit by Trustee....................................30
      6.09 Trustee May File Proofs of Claim..............................30
      6.10 Priorities....................................................31
      6.11 Undertaking for Costs.........................................31

                                VII. TRUSTEE

      7.01 Duties of Trustee.............................................31
      7.02 Rights of Trustee.............................................32
      7.03 Individual Rights of Trustee..................................33
      7.04 Trustee's Disclaimer..........................................33
      7.05 Notice of Defaults............................................34
      7.06 Reports by Trustee to Holders.................................34
      7.07 Compensation and Indemnity....................................34
      7.08 Replacement of Trustee........................................35
      7.09 Successor Trustee by Merger, etc..............................36
      7.10 Eligibility; Disqualification.................................36
      7.11 Preferential Collection of Claims Against Company.............36

                        VIII. DISCHARGE OF INDENTURE

      8.01 Termination of the Obligations of the Company and Ribapharm...36
      8.02 Application of Trust Money....................................37
      8.03 Repayment to Company..........................................38
      8.04 Reinstatement.................................................38

                               IX. AMENDMENTS

      9.01 Without Consent of Holders....................................39
      9.02 With Consent of Holders.......................................39
      9.03 Compliance with Trust Indenture Act...........................40
      9.04 Revocation and Effect of Consents.............................40
      9.05 Notation on or Exchange of Securities.........................40
      9.06 Trustee Protected.............................................41

                               X. CONVERSION

      10.01 Conversion Privilege; Restrictive Legends....................41
      10.02 Conversion Procedure.........................................41
      10.03 Fractional Shares............................................42
      10.04 Taxes on Conversion..........................................43
      10.05 Company and Ribapharm to Provide Stock.......................43
      10.06 Adjustment of Conversion Rate................................44
      10.07 Limitations on Adjustment....................................49
      10.08 Other Adjustments............................................50
      10.09 Notice of Adjustment.........................................50
      10.10 Notice of Certain Transactions...............................50
      10.11 Effect of Reclassifications, Consolidations, Mergers or
             Sales on Conversion Privilege...............................51
      10.12 Trustee's Disclaimer.........................................52
      10.13 Return of Funds Deposited for Redemption of Converted
             Securities..................................................52

                             XI. SUBORDINATION

      11.01 Agreement to Subordinate.....................................52
      11.02 Certain Definitions..........................................53
      11.03 Liquidation; Dissolution; Bankruptcy.........................53
      11.04 Company and Ribapharm Not To Make Payments with Respect to
             Securities in Certain Circumstances.........................54
      11.05 When Distribution Must Be Paid Over..........................55
      11.06 Notice by Company and Ribapharm..............................55
      11.07 Subrogation..................................................55
      11.08 Relative Rights..............................................55
      11.09 Subordination May Not Be Impaired by Company or Ribapharm....56
      11.10 Distribution or Notice to Representative.....................56
      11.11 Rights of Trustee and Paying Agent...........................56
      11.12 Officers' Certificate........................................57
      11.13 Obligation of Company and Ribapharm Unconditional............57
      11.14 Not to Prevent Events of Default.............................58

                             XII. MISCELLANEOUS

      12.01 Trust Indenture Act Controls.................................58
      12.02 Notices......................................................58
      12.03 Communication by Holders with Other Holders..................59
      12.04 Certificate and Opinion as to Conditions Precedent...........59
      12.05 Statements Required in Certificate or Opinion................60
      12.06 Rules by Trustee and Agents..................................60
      12.07 Legal Holidays...............................................60
      12.08 No Recourse Against Others...................................60
      12.09 Duplicate Originals..........................................61
      12.10 Governing Law................................................61
      12.11 No Adverse Interpretation of Other Agreements................61
      12.12 Successors...................................................61
      12.13 Separability.................................................61
      12.14 Table of Contents, Headings, etc.............................61



Exhibit A   -   Form of Global Security

Exhibit B   -   Form of Legends

Exhibit C   -   Form of Transfer Certificate - Non QIB

Exhibit D   -   Form of Transfer Certificate - Reg. S

Exhibit E   -   Form of Transfer Certificate - Registration Statement

     INDENTURE, dated as of July 18, 2001 among ICN PHARMACEUTICALS, INC., a Delaware corporation (the "COMPANY"), RIBAPHARM INC., a Delaware corporation ("RIBAPHARM"), and THE BANK OF NEW YORK, a banking corporation duly organized and existing under the laws of the State of New York, as trustee (the "Trustee").

     Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 6 1/2% Convertible Subordinated Notes due 2008 (the "SECURITIES").

               I. DEFINITIONS AND INCORPORATION BY REFERENCE

1.01 DEFINITIONS.

     "AFFILIATE" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or Ribapharm, as the case may be. For this purpose, "control" shall mean the power to direct the management and policies of a person through the ownership of securities, by contract or otherwise.

     "AGENT" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

     "BOARD OF DIRECTORS" means the Board of Directors of the Company or Ribapharm, as the case may be, or any committee thereof authorized to act for it hereunder.

     "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or Ribapharm, as the case may be, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "CAPITAL STOCK" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of the Company or Ribapharm, as the case may be, and all warrants or options to acquire such capital stock.

     "COMPANY" means the party named as such above until a successor replaces it pursuant to the applicable provision hereof and thereafter means the successor.

     "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed on behalf of the Company or Ribapharm, as the case may be, by its Chairman of the Board, its President or any Vice President and by its Treasurer or an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "CORPORATE TRUST OFFICE OF THE TRUSTEE" shall be at the address of the Trustee specified in SECTION 12.02 or such other address as the Trustee may give notice of to the Company.

     "DAILY MARKET PRICE" means the price of a share of ICN Common Stock or Ribapharm Common Stock, as the case may be, on the relevant date, determined (a) on the basis of the last reported sale price regular way of the ICN Common Stock or Ribapharm Common Stock, as the case may be, as reported in the case of the Company, on The New York Stock Exchange, Inc. (the "NYSE") and, in the case of Ribapharm, on the Nasdaq National Market (the "NNM"), or if the ICN Common Stock or Ribapharm Common Stock, as the case may be, is not then listed on the NYSE or the NNM, as reported on such national securities exchange or automated quotation system upon which the ICN Common Stock or Ribapharm Common Stock, as the case may be, is listed, or (b) if there is no such reported sale on the day in question, on the basis of the average of the closing bid and asked quotations regular way as so reported, or (c) if the ICN Common Stock or Ribapharm Common Stock, as the case may be, is not listed on the NYSE, the NNM or on any national securities exchange or automated quotation system, on the basis of the average of the high bid and low asked quotations regular way on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System, or if not so quoted, as reported by National Quotation Bureau, Incorporated, or a similar organization.

     "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "DEPOSITARY" means The Depository Trust Company, its nominees and successors.

     "EXCESS PAYMENT" means the excess of (A) the aggregate of the cash and the value of other consideration paid by the Company or any of its subsidiaries or Ribapharm or any of its subsidiaries, as the case may be, with respect to shares of ICN Common Stock or Ribapharm Common Stock acquired in a tender offer or other negotiated transaction over (B) the market value of such acquired shares after giving effect to the completion of such tender offer or other negotiated transaction. The value of any consideration paid by the Company or any of its subsidiaries, or Ribapharm or any of its subsidiaries, in a form other than cash or marketable securities shall be determined in good faith by the Board or Directors of the Company or Ribapharm, as the case may be, and described in a Board Resolution.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "HOLDER" or "SECURITYHOLDER" means a person in whose name a Security is registered on the Registrar's books.

     "IAI GLOBAL SECURITY" means a permanent Global Security in registered form representing the aggregate principal amount of securities sold to Institutional Accredited Investors.

     "ICN COMMON STOCK" means the common stock, par value $0.01 per share, of the Company, as it exists on the date of this Indenture, or any other shares of Capital Stock of the Company into which the ICN Common Stock shall be reclassified or changed.

     "INDENTURE" means this Indenture as amended or supplemented from time to time.

     "INSTITUTIONAL ACCREDITED INVESTOR" means an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Act that is an institutional investor.

     "INTEREST" includes liquidated damages, unless the context otherwise requires.

     "LIQUIDATED DAMAGES" has the meaning provided in the Registration Rights Agreement.

     "MATURITY DATE" means July 15, 2008.

     "NON-U.S. PERSON" means a person who is not a U.S. person (as defined in Regulation S pursuant to the Securities Act).

     "OFFICER" means the Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Treasurer or the Secretary of the Company or Ribapharm, as the case may be.

     "OFFICERS' CERTIFICATE" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or an Assistant Secretary of the Company or Ribapharm, as the case may be.

     "OPINION OF COUNSEL" means a written opinion from legal counsel who may be an employee of or counsel for the Company or Ribapharm, as the case may be, or other counsel reasonably acceptable to the Trustee.

     "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     "QIB" means a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

     "REDEMPTION PRICE" means, with respect to a Security to be redeemed by the Company in accordance with ARTICLE III, the percentage of the outstanding principal amount of such Security payable by the Company upon such redemption.

     "REGISTRATION   RIGHTS   AGREEMENT"  means  the  Registration   Rights
Agreement dated as of July 18, 2001 among the Company, Ribapharm and the Initial Purchaser.

     "REGULATION S" means Regulation S under the Securities Act.

     "REGULATION S GLOBAL SECURITY" means a permanent Global Security in registered form representing the aggregate principal amount of Securities sold in reliance on Regulation S.

     "REPURCHASE PRICE" means, with respect to a Security duly tendered for purchase by the Company or Ribapharm in accordance with SECTION 3.08, 100% of the outstanding principal amount of such Security so tendered.

     "RESPONSIBLE OFFICER" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of the Indenture.

     "RESTRICTED SECURITY" means a Security that constitutes a "restricted security" within the meaning of Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Security constitutes a Restricted Security.

     "RIBAPHARM" means the party named above as such until a successor replaces it pursuant to the applicable provision hereof and thereafter means the successor.

     "RIBAPHARM COMMON STOCK" means common stock, par value $0.01 per share, of Ribapharm, as it exists on the date of this Indenture, or any other shares of Capital Stock of Ribapharm into which the Ribapharm Common Stock shall be reclassified or changed.

     "RIBAPHARM IPO" means an initial public offering of common stock of Ribapharm registered under the Securities Act.

     "RIBAPHARM SPIN-OFF" means the distribution by the Company to its stockholders of its interest in Ribapharm in a transaction qualifying for tax-free treatment under Section 355 of the Internal Revenue Code of 1986, as amended (the "CODE").

     "RULE 144A GLOBAL SECURITY" means a permanent Global Security in registered form representing the aggregate principal amount of Securities sold in reliance on Rule 144A.

     "SEC" means the Securities and Exchange Commission.

     "SECURITIES" means the 6 1/2% Convertible Subordinated Notes due 2008 issued by the Company pursuant to this Indenture.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SECURITYHOLDER"   has  the   meaning   given  to  such  term  in  the
Registration Rights Agreement.

     "SIGNIFICANT   SUBSIDIARY"  with  respect  to  any  Person  means  any
subsidiary of such Person that constitutes a "significant subsidiary" within the meaning of Regulation S-X under the Securities Act.

     "SUBSIDIARY" means (i) a corporation, a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company or Ribapharm, as the case may be, by one or more subsidiaries of the Company or Ribapharm, as the case may be, or by the Company or Ribapharm, as the case may be, and one or more subsidiaries thereof or (ii) any other person (other than a corporation) in which the Company or Ribapharm, as the case may be, one or more subsidiaries thereof or the Company or Ribapharm, as the case may be, and one or more subsidiaries thereof, directly or indirectly, at the date of determination thereof, have at least majority ownership interest.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of this Indenture, except as provided in SECTION 9.03.

     "TRUSTEE" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions hereof and thereafter means the successor.

1.02 OTHER DEFINITIONS.

             Term                                     Defined in Section
             ----                                     ------------------
       "BANKRUPTCY LAW"..........................              6.01
       "BUSINESS DAY"............................             12.07
       "CHANGE IN CONTROL".......................              3.08
       "COMMENCEMENT DATE".......................             10.06
       "CHANGE IN CONTROL NOTICE"................              3.08
       "CODE"....................................              1.01
       "CONVERSION AGENT"........................              2.03
       "CONVERSION DATE".........................             12.07
       "CUSTODIAN"...............................              6.01
       "DETERMINATION DATE"......................             10.06
       "DISTRIBUTION RECORD DATE"................             10.06
       "EVENT OF DEFAULT"........................              6.01
       "GLOBAL SECURITY".........................              2.01
       "INCUMBENT BOARD".........................              3.08
       "INDEBTEDNESS"............................             11.02
       "INITIAL PURCHASER".......................              2.01
       "LEGAL HOLIDAY"...........................             12.07
       "NNM".....................................              1.01
       "NYSE"....................................              6.01
       "PARTICIPANTS"............................              2.15
       "PAYING AGENT"............................              2.03
       "PHYSICAL SECURITIES".....................              2.01
       "PRIVATE PLACEMENT LEGEND"................              2.17
       "PURCHASE AGREEMENT"......................              2.01
       "REGISTRAR"...............................              2.03
       "REPRESENTATIVE"..........................             11.02
       "REPURCHASE DATE".........................              3.08
       "REPURCHASE RIGHT"........................              3.08
       "SENIOR INDEBTEDNESS".....................             11.02
       "TENDER PAYMENT DATE".....................             10.06
       "U.S. GOVERNMENT OBLIGATIONS".............              8.01

1.03 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

     The following TIA terms used in this Indenture have the following meanings:

     "COMMISSION" means the SEC;
     "INDENTURE SECURITIES" means the Securities;
     "INDENTURE SECURITY HOLDER" means a Securityholder or a Holder; "INDENTURE TO BE QUALIFIED" means this Indenture;
     "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee; and "OBLIGOR" on the indenture securities means the Company or any successor.

     All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA and not otherwise defined herein have the meanings so assigned to them.

1.04 RULES OF CONSTRUCTION.

     Unless the context otherwise requires:

          (i) a term has the meaning assigned to it;

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect on the date hereof;

          (iii) "or" is not exclusive;

          (iv) words in the singular include the plural and in the plural include the singular;

          (v) provisions apply to successive  events and transactions;
     and

          (vi) "herein", "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                             II. THE SECURITIES

2.01 FORM AND DATING.

     The Securities and the Trustee's certificate of authentication shall be substantially in the form set forth in EXHIBIT A, which is incorporated in and forms a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

     Securities offered and sold in reliance on Rule 144A, Securities offered and sold in reliance on Regulation S and Securities offered and sold to Institutional Accredited Investors shall be issued initially in the form of one or more Global Securities, substantially in the form set forth in EXHIBIT A (the "GLOBAL SECURITY"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided and shall bear the legends set forth in EXHIBITS B-1 and B-2. The aggregate principal amount of the Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, as hereinafter provided; provided, that in no event shall the aggregate principal amount of the Global Security or Securities exceed $400,000,000, or $525,000,000 if the Initial Purchaser, as defined in the Purchase Agreement, dated July 13, 2001 (the "PURCHASE AGREEMENT"), among the Company, Ribapharm and UBS Warburg LLC, as Initial Purchaser (the "INITIAL PURCHASER"), elects to purchase Additional Notes (as defined in the Purchase Agreement).

     Securities issued in exchange for interests in a Global Security pursuant to SECTION 2.15 may be issued and Securities offered and sold in reliance on any other exemption from registration under the Securities Act other than as described in the preceding paragraph shall be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in EXHIBIT A (the "PHYSICAL SECURITIES").

     All Notes offered and sold in reliance on Regulation S shall remain in the form of a Global Security for at least one year after the issue date for the Securities.

2.02 EXECUTION AND AUTHENTICATION.

     One Officer of each of the Company and Ribapharm shall sign the Securities for the Company and Ribapharm, respectively, by manual or facsimile signature.

     If an Officer of either the Company or Ribapharm whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

     A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture.

     Upon a  written  order of the  Company  and  Ribapharm  signed  by one
Officer of each of the Company and Ribapharm, the Trustee shall authenticate Securities for original issue in the principal amount of $400,000,000 and such additional principal amount, if any, as shall be determined pursuant to the next sentence of this SECTION 2.02. Upon receipt by the Trustee of an Officers' Certificate stating that the Initial Purchaser has elected to purchase from the Company a specified principal amount of additional Securities, not to exceed $125,000,000, pursuant to Section l of the Purchase Agreement, the Trustee shall authenticate and deliver such specified principal amount of additional Securities to or upon the written order of the Company and Ribapharm signed as provided in the immediately preceding sentence. Such Officers' Certificate must be received by the Trustee not later than the proposed date for delivery of such additional Securities. The aggregate principal amount of Securities outstanding at any time may not exceed $525,000,000 except as provided in
SECTION 2.07.

     Upon the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, the Securities shall be joint and several obligations of the Company and Ribapharm. Ribapharm will have no payment obligations under this Indenture or the Securities unless and until either a Ribapharm IPO or a Ribapharm Spin-Off occurs.

     Upon a written order of the Company and Ribapharm signed by two Officers or by an Officer and an Assistant Treasurer of each of the Company and Ribapharm, the Trustee shall authenticate Securities not bearing the Private Placement Legend to be issued to the transferee when sold pursuant to an effective registration statement under the Securities Act as set forth in SECTION 2.16(D).

     The Trustee may appoint an authenticating agent acceptable to the Company, and following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Agent. An authenticating agent has the same rights as an Agent to deal with the Company or Ribapharm, and their respective Affiliates.

     The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 principal amount and any positive integral multiple thereof.

2.03 REGISTRAR, PAYING AGENT AND CONVERSION AGENT.

     The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("REGISTRAR"), an office or agency where Securities may be presented for payment ("PAYING AGENT") and an office or agency where Securities may be presented for conversion ("CONVERSION AGENT"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm may appoint or change one or more co-registrars, one or more additional paying agents and one or more additional conversion agents without notice and may act in any such capacity on its own behalf. The term "Registrar" includes any co-registrar; the term "PAYING AGENT" includes any additional paying agent; and the term "CONVERSION AGENT" includes any additional conversion agent.

     The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, fail to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such.

     The Company initially appoints the Trustee as Paying Agent, Registrar and Conversion Agent.

2.04 PAYING AGENT TO HOLD MONEY IN TRUST.

     Each Paying Agent shall hold in trust for the benefit of the Securityholders or the Trustee all moneys held by the Paying Agent for the payment of the Securities, and shall notify the Trustee of any default by the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent shall have no further liability for the money. If the Company, a subsidiary thereof or an affiliate of any of them or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, acts as Paying Agent, it shall segregate and hold as a separate trust fund all money held by it as Paying Agent.

2.05 SECURITYHOLDER LISTS.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Securityholders.

2.06 TRANSFER AND EXCHANGE.

     Subject to SECTIONS 2.15 and 2.16 hereof, where Securities are presented to the Registrar with a request to register their transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transaction are met. To permit registrations of transfer and exchanges, the Trustee shall authenticate Securities at the Registrar's request. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, or the Trustee, as the case may be, shall not be required (a) to issue, authenticate, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Securities selected for redemption under
SECTION 3.04 and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

     No service charge shall be made for any transfer, exchange or conversion of Securities, but the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, exchange or conversion of Securities, other than exchanges pursuant to SECTIONS 2.10, 3.07, 3.08,
9.05 or 10.02 not involving any transfer.

2.07 REPLACEMENT SECURITIES.

     If the Holder of a Security claims that the Security has been mutilated, lost, destroyed or wrongfully taken, the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met and, in the case of a mutilated Security, such mutilated Security is surrendered to the Trustee. In the case of lost, destroyed or wrongfully taken Securities, if required by the Trustee, an indemnity bond must be provided by the Holder that is sufficient in the judgment of the Trustee to protect the Company, and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Trustee may charge for its expenses in replacing a Security.

     In case any such mutilated, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm in their discretion may, instead of issuing a new Security, pay such Security when due.

     Every replacement Security is an additional obligation of the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm only as provided in SECTION 2.08.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

2.08 OUTSTANDING SECURITIES.

     Securities outstanding at any time are all the Securities authenticated by the Trustee except for those converted, those cancelled by it, those delivered to it for cancellation and those described in this
SECTION 2.08 as not outstanding. A Security does not cease to be outstanding because the Company, Ribapharm or one of their respective subsidiaries or Affiliates holds the Security.

     If a Security is replaced pursuant to SECTION 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it, or a court holds, that the replaced Security is held by a protected purchaser.

     If the Paying Agent (other than the Company or Ribapharm) holds on a redemption date or maturity date money sufficient to pay Securities payable on that date, then on and after that date, such Securities shall be deemed to be no longer outstanding and interest on them shall cease to accrue.

2.09 SECURITIES HELD BY THE COMPANY, RIBAPHARM OR AN AFFILIATE.

     In determining whether the Holders of the required aggregate principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or Ribapharm or any of their respective subsidiaries or an Affiliate of either of them shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded.

2.10 TEMPORARY SECURITIES.

     Until definitive Securities are ready for delivery, the Company and Ribapharm may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company and Ribapharm consider appropriate for temporary Securities. Without unreasonable delay, the Company and Ribapharm shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

2.11 CANCELLATION.

     The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, at any time may deliver Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange, payment or conversion. The Trustee shall cancel all Securities surrendered for transfer, exchange, payment, conversion or cancellation. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee's customary procedures. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation or that any Securityholder has converted pursuant to ARTICLE X.

2.12 DEFAULTED INTEREST.

     If and to the extent the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, defaults in a payment of interest on the Securities, the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall pay the defaulted interest in any lawful manner plus, to the extent not prohibited by applicable statute or case law, interest payable on the defaulted interest at the rate provided in the Securities. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, may pay the defaulted interest to the persons who are Securityholders on a subsequent special record date. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall fix such record date and payment date. At least 15 days before the record date, the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm shall mail to Securityholders a notice that states the record date, payment date and amount of interest to be paid.

2.13 CUSIP NUMBERS.

     The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm in issuing the Securities may use one or more "CUSIP" numbers, and if so, the Trustee shall use the CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that no representation is hereby deemed to be made by the Trustee as to the correctness or accuracy of the CUSIP numbers printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall promptly notify the Trustee of any change in the CUSIP numbers.

2.14 DEPOSIT OF MONEYS.

     Prior to 11:00 A.M., New York City time, on each interest payment date, maturity date, redemption date and Repurchase Date, the Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such interest payment date, maturity date, redemption date and Repurchase Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such interest payment date, maturity date, redemption date and Repurchase Date, as the case may be.

2.15 BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES.

     (A) The Global Securities initially shall (i) be registered in the name of the Depositary or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in SECTION 2.17.

     Members of, or participants in, the Depositary ("PARTICIPANTS") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, Ribapharm, the Trustee and any agent of the Company, Ribapharm or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, Ribapharm, the Trustee or any agent of the Company, Ribapharm or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

     (B) Transfers of Global Securities shall be limited to transfers in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the Global Securities may be transferred or exchanged for Physical Securities in accordance with the rules and procedures of the Depositary and the provisions of SECTION 2.16. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Securities if (i) the Depositary notifies the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, that it is unwilling or unable to continue as Depositary for any Global Security or such Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a written request from the Depositary to issue Physical Securities.

     (C) In connection with any transfer or exchange of a portion of the beneficial interest in a Global Security to beneficial owners pursuant to
SECTION 2.15(B), the Registrar shall (if one or more Physical Securities are to be issued) reflect on its books and records the date and a decrease in the aggregate principal amount of such Global Security in an amount equal to the aggregate principal amount of the beneficial interest in the Global Security to be transferred, and the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall execute and the Trustee shall authenticate and deliver, one or more Physical Securities of authorized denominations in an aggregate principal amount equal to the aggregate principal amount of the beneficial interest in the Global Security so transferred.

     (D) In connection with the transfer of a Global Security in its entirety to beneficial owners pursuant to SECTION 2.15(B), such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company and Ribapharm shall execute, and the Trustee shall upon written instructions from the Company and Ribapharm, authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Physical Securities of authorized denominations.

     (E) Any Physical Security constituting a Restricted Security delivered in exchange for an interest in a Global Security pursuant to SECTION 2.15(B) or (C) shall, except as otherwise provided by SECTION 2.16, bear the Private Placement Legend.

     (F) The Holder of any Global Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Indenture or the Securities.

2.16 SPECIAL TRANSFER PROVISIONS.

     (A) TRANSFERS TO NON-QIB INSTITUTIONAL ACCREDITED INVESTORS AND NON-U.S. PERSONS. The following provisions shall apply with respect to the registration of any proposed transfer of a Restricted Security to any Institutional Accredited Investor which is not a QIB or to any Non-U.S.
Person:

          (i) the Registrar shall register the transfer of any Restricted Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the second anniversary of the issue date for the Securities; provided, however, that none of the Company, Ribapharm nor any of their respective Affiliates has held any beneficial interest in such Security, or portion thereof, at any time on or prior to the second anniversary of the issue date for the Securities or (y)(1) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered to the Registrar a certificate substantially in the form of EXHIBIT C hereto and any legal opinions and certifications required thereby and (2) in the case of a transfer to a Non-U.S. Person on or before the first anniversary of the issue date for the Securities, the proposed transferor has delivered to the Registrar certificates substantially in the form of EXHIBIT D-1 and EXHIBIT D-2 hereto; provided, that if the transferor is a Non-U.S. Person who has previously furnished a certificate substantially in the form of EXHIBIT D-2, such transferor need not furnish a certificate in the form of EXHIBIT D-1;

          (ii) if the proposed transferee is a Participant and the Notes to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in the Global Security, upon receipt by the Registrar of (x) written instructions given in accordance with the Depositary's and the Registrar's procedures and (y) the appropriate certificate, if any, required by clause (y) of paragraph (i) above, the Registrar shall register the transfer and reflect on its books and records the date and an increase in the aggregate principal amount of the Global Security in an amount equal to the aggregate principal amount of Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred; and

          (iii) if the proposed transferor is a Participant seeking to transfer an interest in one Global Security to a transferee who will hold such interest in another Global Security, upon receipt by the Registrar of (x) written instructions given in accordance with the Depositary's and the Registrar's procedures and (y) the appropriate certificate, if any, required by clause (y) of paragraph (i) above, the Registrar shall register the transfer and reflect on its books and records the date and (A) a decrease in the aggregate principal amount of the Global Security through which the transferor held such interest in an amount equal to the aggregate principal amount of the Securities to be transferred and (B) an increase in the aggregate principal amount of the Global Security through which the transferee proposes to hold such interest, in an amount equal to the aggregate principal amount of the Securities to be transferred.

     (B) TRANSFERS TO QIBS. The following provisions shall apply with respect to the registration of any proposed transfer of a Restricted Security to a QIB:

          (i) the Registrar shall register the transfer of any Restricted Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the second anniversary of the issue date for the Securities; provided, however, that none of the Company, Ribapharm nor any of their respective Affiliates has held any beneficial interest in such Security, or portion thereof, at any time on or prior to the second anniversary of the issue date for the Securities or (y) such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

          (ii) if the proposed transferee is a Participant and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in the Global Security, upon receipt by the Registrar of written instructions given in accordance with the Depositary's and Registrar's procedures, the Registrar shall register the transfer and reflect on its books and records the date and an increase in the principal amount of the Global Security in an amount equal to the principal amount of Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred; and

          (iii) if the proposed transferor is a Participant seeking to transfer an interest in the Regulation S Global Security or the IAI Global Security, upon receipt by the Registrar of written instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall register the transfer and reflect on its books and records the date and (A) a decrease in the aggregate principal amount of the Regulation S Global Security or the IAI Global Security, as the case may be, in an amount equal to the aggregate principal amount of the Securities to be transferred and (B) an increase in the aggregate principal amount of the Rule 144A Global Security in an amount equal to the aggregate principal amount of the Securities to be transferred.

     (C) RESTRICTIONS ON TRANSFER AND EXCHANGE OF GLOBAL SECURITIES. Notwithstanding any other provisions of this Indenture, a Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

     (D) PRIVATE PLACEMENT LEGEND. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar or co-Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar or co-Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the requested transfer is after the second anniversary of the issue date for the Securities (provided, however, that none of the Company, Ribapharm nor any of their respective Affiliates has held any beneficial interest in such Security, or portion thereof, at any time prior to or on the second anniversary of the issue date), (ii) there is delivered to the Trustee an Opinion of Counsel reasonably satisfactory to the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) such Security has been sold pursuant to an effective registration statement under the Securities Act and the Holder selling such Securities has delivered to the Registrar or co-Registrar a notice in the form of EXHIBIT E hereto. Upon the effectiveness of any Shelf Registration Statement (as defined in the Registration Rights Agreement), the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall deliver to the Trustee a notice of effectiveness, a Security or Securities, an authentication order in accordance with SECTION 2.02 and, if required by the Depositary, the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall deliver to the Depositary a letter of representations in a form reasonably acceptable to the Depositary.

     (E) GENERAL. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

     The Registrar shall retain copies of all letters, notices and other written communications received pursuant to SECTION 2.15 or this Section
2.16. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

     (F) TRANSFERS OF SECURITIES HELD BY AFFILIATES. Any certificate (i) evidencing a Security that has been transferred to an Affiliate of the Company or Ribapharm within two years after the issue date for the Securities, as evidenced by a notation on the Assignment Form for such transfer or in the representation letter delivered in respect thereof or
(ii) evidencing a Security that has been acquired from an Affiliate (other than by an Affiliate) of ICN or Ribapharm in a transaction or a chain of transactions not involving any public offering; shall, until two years after the last date on which the Company, Ribapharm or any Affiliate of the Company or Ribapharm was an owner of such Security, in each case, bear the Private Placement Legend, unless otherwise agreed by the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm (with written notice thereof to the Trustee).

     (G) NO OBLIGATION OF THE TRUSTEE.

          (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a Participant in the Depositary or any other person with respect to the accuracy of the records of the Depositary or its nominee or of any Participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any Participant, member, beneficial owner or other person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in conclusively relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

          (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among
     Participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so as and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

2.17 RESTRICTIVE LEGENDS.

     Each Global Security and Physical Security that constitutes a Restricted Security shall bear the legend (the "PRIVATE PLACEMENT LEGEND") as set forth in EXHIBIT B-1 on the face thereof until after the second anniversary of the later of (i) the issue date for the Securities and (ii) the last date on which the Company, Ribapharm or any Affiliate of the Company or Ribapharm was the owner of such Security (or any predecessor security) (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) (or such longer period of time as may be required under the Securities Act or applicable state securities laws in the opinion of counsel for the Company or Ribapharm, unless otherwise agreed among the Company, Ribapharm and the Holder thereof).

     Each Global Security shall also bear the legend as set forth in EXHIBIT B-2.

                              III. REDEMPTION

3.01 RIGHT OF REDEMPTION.

     Redemption of Securities, as permitted by any provision of this Indenture, shall be made in accordance with Paragraph 6 of the Securities and this Article III. The Company will not have the right to redeem any Securities prior to July 21, 2004. On or after July 21, 2004, the Company will have the right to redeem all or any part of the Securities at the Redemption Prices specified in Paragraph 6 therein under the caption "Redemption Price," in each case including accrued and unpaid interest, if any, to, but excluding, the redemption date.

3.02 NOTICES TO TRUSTEE.

     If the Company elects to redeem Securities pursuant to PARAGRAPH 6 of the Securities, it shall notify the Trustee at least 50 days prior to the redemption date (unless a shorter notice period shall be satisfactory to the Trustee) of the redemption date and the aggregate principal amount of Securities to be redeemed. The Securities may not be redeemed at the option of Ribapharm.

3.03 SELECTION OF SECURITIES TO BE REDEEMED.

     If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed in compliance with the requirements of the principal exchange or market, if any, on which the Securities are listed, or, if the Securities are not so listed, on either a pro rata basis or by lot or such other method as the Trustee shall deem fair and equitable. The Trustee shall make the selection from Securities outstanding not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000 principal amount. Securities and portions of them it selects shall be in amounts of $1,000 principal amount or positive integer multiples of $1,000 principal amount. The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and the principal amount thereof to be redeemed.

     The Registrar need not transfer or exchange any Securities selected for redemption, except the unredeemed portion of Securities redeemed in part. Also, the Registrar need not transfer or exchange any Securities for a period of 15 days before selecting Securities to be redeemed.

3.04 NOTICE OF REDEMPTION.

     At least 30 days but not more than 60 days before a redemption date, the Company shall mail by first-class mail a notice of redemption to each Holder whose Securities are to be redeemed.

     The notice shall identify the Securities and the aggregate principal amount thereof to be redeemed and shall state:

          (i) the redemption date;

          (ii) the  Redemption  Price,  plus the amount of accrued and
     unpaid  interest  to  be  paid  on  the  Securities   called  for
     redemption;

          (iii) the then current conversion rate and conversion price;

          (iv) the name and address of the Paying Agent and Conversion
     Agent;

          (v) the date on which the right to convert the principal of the Securities called for redemption will terminate and the place or places where such Securities may be surrendered for conversion;

          (vi) that Holders who want to convert Securities must satisfy the requirements in ARTICLE X;

          (vii) the paragraph of the Securities pursuant to which the Securities are to be redeemed;

          (viii)  that  Securities   called  for  redemption  must  be
     surrendered to the Paying Agent to collect the Redemption Price;

          (ix) that unless the Company shall default in the payment of the Redemption Price, interest on Securities called for redemption ceases to accrue on and after the redemption date and that the Securities will cease to be convertible after the close of business on the business day immediately preceding the redemption date; and

          (x) the CUSIP number or numbers, as the case may be, of the Securities.

     The date on which the right to convert the principal of the Securities called for redemption will terminate shall be at the close of business on the business day immediately preceding the redemption date.

     At the Company's request, upon reasonable prior notice, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense; provided that the form and content of such notice shall be prepared by the Company.

3.05 EFFECT OF NOTICE OF REDEMPTION.

     Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date at the Redemption Price plus accrued and unpaid interest to the date of redemption, and, on and after such date (unless the Company shall default in the payment of the Redemption Price), such Securities shall cease to bear interest. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price plus accrued interest to the redemption date, unless the redemption date is an interest payment date, in which case the accrued interest will be paid in the ordinary course.

3.06 DEPOSIT OF REDEMPTION PRICE.

     On or before the redemption date, the Company shall deposit with the Paying Agent money in funds immediately available on the redemption date sufficient to pay the Redemption Price of and accrued interest on all Securities to be redeemed on that date. The Paying Agent shall return to the Company, as soon as practicable, any money not required for that purpose.

3.07 SECURITIES REDEEMED IN PART.

     Upon surrender of a Security that is redeemed in part, the Company and Ribapharm shall execute and the Trustee shall authenticate for the Holder a new Security or Securities in an aggregate principal amount equal to the unredeemed portion of the Security surrendered.

     If any Security selected for partial redemption is converted in part, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption.

3.08 REPURCHASE AT OPTION OF HOLDER UPON A CHANGE IN CONTROL.

     Upon any Change in Control (as defined below) with respect to the Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, each Holder of Securities shall have the right (the "REPURCHASE RIGHT"), at the Holder's option, to require the Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, to repurchase all of such Holder's Securities, or a portion thereof which is $1,000 or any positive integral multiple thereof, on the date (the "REPURCHASE DATE") that is 45 days after the date of the Change in Control Notice (as defined below) at the Repurchase Price set forth in paragraph 8 of the Securities, plus accrued and unpaid interest, if any, to the Repurchase Date. The obligation to repurchase the Securities of a Holder upon a Change in Control of either the Company or Ribapharm shall, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, be a joint and several obligation of both the Company and Ribapharm.

     Within 30 days after the occurrence of a Change in Control of the Company, or following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, the Company or Ribapharm is obligated to mail to all Holders of record of the Securities a notice (the "CHANGE IN CONTROL NOTICE") of the occurrence of such Change in Control and the Repurchase Right arising as a result thereof. The Company or Ribapharm, as the case may be, shall deliver a copy of the Change in Control Notice to the Trustee and shall cause a copy to be published at the expense of the Company or Ribapharm, as the case may be, in THE NEW YORK TIMES and in THE WALL STREET JOURNAL or another newspaper of national circulation. To exercise the Repurchase Right, a Holder of Securities must deliver on or before the close of business on the business day immediately preceding the Repurchase Date written notice to the Company or Ribapharm, as the case may be (or an agent designated by the Company or Ribapharm, as the case may be, for such purpose), and the Trustee of the Holder's exercise of such right together with the Securities with respect to which the right is being exercised, duly endorsed for transfer.

     Each Change in Control Notice shall state:

          (i) the Repurchase Date;

          (ii) the date by which the Repurchase Right must be exercised;

          (iii) the Repurchase Price, plus the amount of accrued interest to be paid on the Securities to be repurchased;

          (iv) a description of the procedure which a Holder must follow to exercise a Repurchase Right;

          (v) that the Securities are to be surrendered for payment of the Repurchase Price;

          (vi) that Holders will be entitled to withdraw their election if the Company or Ribapharm, as the case may be (if either of them acting as Paying Agent), or the Paying Agent receives, not later than the close of business on the business day immediately preceding the Repurchase Date, or such longer period as may be required by law, a letter or telegram, telex or facsimile transmission (receipt of which is confirmed and promptly followed by a letter) setting forth the name of the Holder, the principal amount of Securities the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities repurchased;

          (vii) the then existing conversion rate and conversion price for conversion of Securities and the place or places where such Securities may be surrendered for conversion; and

          (viii) the CUSIP number or numbers, as the case may be, of the Securities.

     No failure of the Company or Ribapharm, as the case may be, to give the foregoing notice shall limit any Holder's right to exercise a Repurchase Right.

     To exercise a Repurchase Right, a Holder shall deliver to the Company and Ribapharm (if either of them is acting as Paying Agent), or to a Paying Agent designated by the Company and Ribapharm, as the case may be, for such purpose in the Change of Control Notice within the period set forth in the second paragraph of this SECTION 3.08, (i) the Option of Holder To Elect Purchase Notice on the back of the Securities with respect to which the Repurchase Right is being exercised, duly completed and signed, with appropriate signature guarantee, and (ii) such Securities with respect to which the Repurchase Right is being exercised, duly endorsed for transfer to the Company or Ribapharm, as the case may be, and the Holder of such Securities shall be entitled to receive from the Company or Ribapharm, as the case may be (if either of them is acting as Paying Agent), or such Paying Agent, a nontransferable receipt of deposit evidencing such deposit.

     In the event a Repurchase Right shall be exercised in accordance with the terms hereof, the Company, or following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall pay or cause to be paid the applicable Repurchase Price (plus accrued and unpaid interest) with respect to the Securities as to which the Repurchase Right shall have been exercised to the Holder on the Repurchase Date.

     On or prior to a Repurchase Date, the Company or Ribapharm shall deposit with the Trustee or with a Paying Agent (or, if either of them is acting as Paying Agent, segregate and hold in trust in accordance with
SECTION 2.04) an amount of money (to be available on the Repurchase Date) sufficient to pay the Repurchase Price (plus accrued and unpaid interest) of all of the Securities which are to be repurchased on that date.

     Both the Change in Control Notice and the notice of the Holder to exercise a Repurchase Right having been given as specified in this SECTION 3.08, the Securities so to be repurchased shall, on the Repurchase Date, become due and payable at the Repurchase Price applicable thereto (plus accrued and unpaid interest) and from and after such date (unless there shall be a default in the payment of the Repurchase Price) such Securities shall cease to bear interest and shall cease to be convertible. Upon surrender of any such Security for repurchase in accordance with said notice, such Security shall be paid by the Company or Ribapharm at the Repurchase Price (plus accrued and unpaid interest).

     If any Security shall not be paid upon surrender thereof for repurchase, the principal shall, until paid, bear interest from the Repurchase Date at the rate borne by such Security on the principal amount of such Security and shall continue to be convertible.

     Any Security which is to be submitted for repurchase only in part shall be delivered pursuant to this SECTION 3.08 (with, if the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and Ribapharm, if applicable, and the Trustee duly executed by the Holder thereof or its attorney duly authorized in writing), and the Company and Ribapharm shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, of the same tenor and in aggregate principal amount equal to the portion of such Security not submitted for repurchase.

     Notwithstanding anything herein to the contrary, if the option granted to Securityholders to require the redemption of the Securities upon the occurrence of a Change in Control is determined to constitute a tender offer, the Company or Ribapharm will comply with all applicable tender offer rules, including Rules 13e-4 and 14e-1 under the Exchange Act, upon the occurrence of a Change in Control.

     As used in this SECTION 3.08 of the Indenture and in the Securities:

          A "CHANGE IN CONTROL" of the Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, as the case may be, means:

          (ix) the acquisition by any person, entity or "group" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the voting power of the total outstanding voting stock of ICN or Ribapharm, as the case may be;

          (x) persons who constitute the Board of Directors (the "INCUMBENT BOARD") (i) of the Company as of the date of the indenture (which shall be deemed to include any person determined to have been elected at the Company's 2001 annual meeting of stockholders) or (ii) of Ribapharm as of the effective date of the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, cease for any reason to constitute at least a majority of the Board of Directors of the Company or Ribapharm, as the case may be, provided that any person subsequently becoming a director whose election, or nomination for election by stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board of the Company or Ribapharm, as the case may be, shall be considered as though such person were a member of the Incumbent Board;

          (xi) approval by the stockholders of a reorganization, merger or consolidation of the Company or Ribapharm, as the case may be, in each case, with respect to which persons who were stockholders of the Company or Ribapharm, as the case may be, immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, beneficially own shares sufficient to elect a majority of directors of the reorganized, merged or consolidated company (provided that the failure of the Company to beneficially own shares sufficient to elect a majority of directors of Ribapharm following a Ribapharm IPO or a Ribapharm Spin-Off shall not be deemed to constitute a change in control pursuant to this provision); or

          (xii) a liquidation or dissolution of the Company or Ribapharm, as the case may be (other than pursuant to the United States Bankruptcy Code), or the conveyance, transfer or leasing of all or substantially all of the assets of the Company or Ribapharm, as the case may be, to any person (provided that a Ribapharm IPO or a Ribapharm Spin-Off shall not be deemed to constitute a Change in Control pursuant to this provision).

3.09 CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION.

     In connection with any redemption of Securities, the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-off, Ribapharm, may arrange, in lieu of redemption, for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase all or a portion of such Securities by paying to the Trustee in trust for the Holders whose Securities are to be so purchased, on or before the close of business on the redemption date, an amount that, together with any amounts deposited with the Trustee by the Company or Ribapharm, as the case may be, for redemption of such Securities, is not less than the Redemption Price, together with interest, if any, accrued to the redemption date, of such Securities. Notwithstanding anything to the contrary contained in this
Article III, the obligation of the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-off, Ribapharm, to pay the Redemption Price of such Securities, including all accrued interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers, but no such agreement shall relieve the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-off, Ribapharm, of its obligation to pay such Redemption Price and such accrued interest, if any. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-off, Ribapharm, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article
X) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the redemption date, subject to payment of the above amount as aforesaid. The Trustee shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it for purchase and conversion in the same manner as it would moneys deposited with it by the Company or Ribapharm for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company or Ribapharm and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company and, following the earlier to occur of a Ribapharm IPO or a Ribapharm Spin-off, Ribapharm, agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and Ribapharm, if applicable, and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture except to the extent arising from its willful misconduct or negligence.

                               IV. COVENANTS

4.01 PAYMENT OF SECURITIES.

     The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall pay all amounts due with respect to the Securities on the dates and in the manner provided in the Securities. All such amounts shall be considered paid on the date due if the Paying Agent holds (or, if the Company or Ribapharm is acting as Paying Agent, if the Company or Ribapharm, as the case may be, has segregated and holds in trust in accordance with SECTION 2.04) on that date money sufficient to pay the amount then due with respect to the Securities.

     The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall pay interest on any overdue amount (including, to the extent permitted by applicable law, overdue interest) at the rate borne by the Securities.

4.02 MAINTENANCE OF OFFICE OR AGENCY.

     The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, will maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-Registrar) where Securities may be surrendered for registration of transfer or exchange or conversion and where notices and demands to or upon the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, in respect of the Securities and this Indenture may be served. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

     The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     The Company and Ribapharm hereby designate the Corporate Trust Office of the Trustee as an agency of the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm in accordance with SECTION 2.03.

4.03 REPORTS.

     (A) The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, (at their own expense) will deliver to the Trustee within 15 days after the filing of the same with the Commission, copies of the quarterly and annual reports and of the information, documents and other reports, if any, which the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, each may be required to file with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act or which they furnish to their stockholders.

     (B) Notwithstanding that the Company or Ribapharm may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, for so long as any Securities remain outstanding the Company or Ribapharm will promptly provide the information required by Rule 144A(d)(4) to any Holder or beneficial owner of Securities that so requests.

     (C) If and when this Indenture becomes subject to the TIA, the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, will file a copy of all such information with the Commission for public availability (unless the Commission will not accept such a filing) and make such information available to investors who request it in writing. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, will also comply with the other provisions of TIA ss. 314(a).

4.04 COMPLIANCE CERTIFICATE.

     The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not the signers know of any Default or Event of Default by the Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, as the case may be, in performing any of its obligations under this Indenture or the Securities. If they do know of any such Default or Event of Default, the certificate shall describe the Default or Event of Default and its status.

4.05 STAY, EXTENSION AND USURY LAWS.

     Each of the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, covenants (in each case, to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and Ribapharm (in each case, to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

4.06 CORPORATE EXISTENCE.

     Subject to ARTICLE V, each of the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each of its subsidiaries in accordance with the respective organizational documents of each subsidiary and the rights (charter and statutory), licenses and franchises of the Company or Ribapharm and their respective subsidiaries; provided, however, that neither the Company nor Ribapharm shall be required to preserve any such right, license or franchise, or the corporate existence of any subsidiary, if in the judgment of the Board of Directors of ICN or Ribapharm, as the case may be, (i) such preservation or existence is not material to the conduct of business of the Company or Ribapharm, as the case may be, and (ii) the loss of such right, license or franchise or the dissolution of such subsidiary does not have a material adverse impact on the Holders.

4.07 NOTICE OF DEFAULT.

     In the event that any Default under SECTION 6.01 hereof shall occur, the Company or Ribapharm, as the case may be, shall give prompt written notice of such Default to the Trustee.

                               V. SUCCESSORS

5.01 WHEN COMPANY AND RIBAPHARM MAY MERGE, ETC.

     Neither the Company nor, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall consolidate with or merge into, or transfer or lease all or substantially all of its assets to, another person unless such other person is a corporation, a limited liability company or other entity organized under the laws of the United States, any State thereof or the District of Columbia and such person assumes by supplemental indenture or other written instrument all the obligations of the Company or Ribapharm, as the case may be, under the Securities and this Indenture, and immediately after giving effect to the transaction, no Default or Event of Default shall exist.

     The Company or Ribapharm, as the case may be, shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel, which may rely upon such Officers' Certificate as to the absence of Defaults and Events of Default, stating that the proposed transaction and such supplemental indenture will, upon consummation of the proposed transaction, comply with this Indenture.

     The foregoing notwithstanding, neither a Ribapharm IPO nor a Ribapharm Spin-Off shall be deemed to constitute the transfer of all or substantially all of the assets of the Company.

5.02 SUCCESSOR SUBSTITUTED.

     Upon any consolidation or merger or transfer or lease of all or substantially all of the assets of the Company or Ribapharm in accordance with SECTION 5.01, the successor person formed by such consolidation or into which the Company or Ribapharm is merged or to which such transfer or lease is made shall succeed to, and, except in the case of a lease, be substituted for, and may exercise every right and power of, and shall assume every duty and obligation of, the Company or Ribapharm, as the case may be, under this Indenture with the same effect as if such successor had been named as the Company or Ribapharm, as the case may be, herein. When the successor assumes all obligations of the Company or Ribapharm, as the case may be, hereunder, except in the case of a lease, all obligations of the predecessor shall terminate.

                         VI. DEFAULTS AND REMEDIES

6.01 EVENTS OF DEFAULT.

     An "EVENT OF DEFAULT" occurs if:

          (i) the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, default in the payment of interest or liquidated damages on any Security when the same becomes due and payable and the default continues for a period of 30 days, whether or not such payment shall be prohibited by the provisions of ARTICLE XI hereof;

          (ii) the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, default in the payment of the principal or Repurchase Price or Redemption Price of any Security when the same becomes due and payable on the Maturity Date, upon redemption or otherwise, whether or not such payment shall be prohibited by the provisions of ARTICLE XI hereof;

          (iii) the Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, fails to comply with any of its other agreements in the Securities or this Indenture and the default continues for the period and after the notice specified below;

          (iv) the Company or any of its Significant Subsidiaries or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, or any of its Significant Subsidiaries pursuant to or within the meaning of any Bankruptcy Law:

               (A)  commences a voluntary case,

               (B) consents to the entry of an order for relief against it in an involuntary case,

               (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

               (D) makes a general assignment for the benefit of its creditors; or

          (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company or any of its Significant Subsidiaries or, following the earlier to occur of a Ribapharm IPO or a Ribapharm
                    Spin-Off, Ribapharm or any of its Significant Subsidiaries in an involuntary case,

               (B) appoints a Custodian of the Company or any of its Significant Subsidiaries or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm or any of its Significant Subsidiaries for all or substantially all of the property of ICN, Ribapharm or any such Significant Subsidiary, as the case may be, or

               (C) orders the liquidation of the Company or any of its Significant Subsidiaries or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm or any of its Significant Subsidiaries,

     and the order or decree remains unstayed and in effect for 90 consecutive days.

     The term "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar Federal or State law for the relief of debtors. The term "CUSTODIAN" means any receiver trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     A default under CLAUSE (III) is not an Event of Default until the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding notify the Company and the Trustee and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm of the default and the default is not cured within 60 days after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a "NOTICE OF DEFAULT". If the Holders of 25% in aggregate principal amount of the outstanding Securities request the Trustee to give such notice on their behalf, the Trustee shall do so. When a default is cured, it ceases.

6.02 ACCELERATION.

     If an Event of Default (other than an Event of Default specified in SECTION 6.01(IV) OR (V) with respect to the Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm) as to which the Trustee has received notice pursuant to SECTION 4.07 occurs and is continuing, the Trustee by notice to the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, or the Holders of at least 25% in principal amount of the Securities then outstanding by notice to the Company and the Trustee and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, may declare the Securities to be due and payable. Upon such declaration such principal and interest shall be due and payable immediately. If an Event of Default specified in SECTION 6.01(IV) OR (V) with respect to the Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, occurs, the principal of and accrued interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. The Holders of a majority in aggregate principal amount of the Securities then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any order or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration and if all amounts due to the Trustee under SECTION 7.07 have been paid.

6.03 OTHER REMEDIES.

     Notwithstanding any other provision of this Indenture, if an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of amounts due with respect to the Securities or to enforce the performance of any provision of the Securities or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative.

6.04 WAIVER OF PAST DEFAULTS.

     Subject to SECTIONS 6.07 and 9.02, the Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may waive any past Default or Event of Default and its consequences. When a Default or an Event of Default is waived, it is cured and ceases for every purpose of this Indenture.

6.05 CONTROL BY MAJORITY.

     The Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

6.06 LIMITATION ON SUITS.

     Except as provided in SECTION 6.07, a Securityholder may pursue a remedy with respect to this Indenture or the Securities only if:

          (i) the Holder gives to the Trustee written notice of a continuing Event of Default;

          (ii) the Holders of at least 25% in aggregate principal amount of the Securities then outstanding make a written request to the Trustee to pursue the remedy;

          (iii) such Holder or Holders offer and if requested provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (v) during such 60-day period the Holders of a majority in aggregate principal amount of the Securities then outstanding do not give the Trustee a direction inconsistent with the request.

     A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

6.07 RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

     Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of all amounts due with respect to the Securities, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

     Notwithstanding any other provision of this Indenture, the right of any Holder to bring suit for the enforcement of the right to convert the Security shall not be impaired or affected without the consent of the Holder.

6.08 COLLECTION SUIT BY TRUSTEE.

     If an Event of Default specified in SECTION 6.01(I) or (II) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, for the whole amount due with respect to the Securities including any unpaid and accrued interest.

6.09 TRUSTEE MAY FILE PROOFS OF CLAIM.

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee, any predecessor Trustee and the Securityholders allowed in any judicial proceedings relative to the Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, or their respective creditors or properties.

     The Trustee may collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under SECTION 7.07.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

6.10 PRIORITIES.

     If the Trustee collects any money pursuant to this ARTICLE VI, it shall pay out the money in the following order:

     First:    to the Trustee for amounts due under SECTION 7.07;

     Second: to holders of Senior Indebtedness to the extent required by ARTICLE XI;

     Third: to Securityholders for all amounts due and unpaid on the Securities, without preference or priority of any kind, according to the amounts due and payable on the Securities; and

     Fourth: to the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm.

     The Trustee, upon prior written notice to the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, may fix a record date and payment date for any payment by it to Securityholders pursuant to this SECTION 6.10.

6.11 UNDERTAKING FOR COSTS.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit other than the Trustee of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This SECTION 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to SECTION 6.07 or a suit by Holders of more than 10% in aggregate principal amount of the outstanding Securities.

                                VII. TRUSTEE

7.01 DUTIES OF TRUSTEE.

     (A) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (B) Except during the continuance of an Event of Default:

          (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (C) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this  paragraph  does not  limit the  effect of  SECTION
     7.01(B);

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to SECTION 6.05.

     (D) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

     (E) Every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this SECTION 7.01.

     (F) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company AND, and following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

7.02 RIGHTS OF TRUSTEE.

     (A) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document; if, however, the Trustee shall determine to make such further inquiry or investigation, it shall be entitled during normal business hours to examine the relevant books, records and premises of the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, personally or by agent or attorney upon reasonable prior notice at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

     (B) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

     (C) Any request or direction of the Company or Ribapharm mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution.

     (D) The Trustee may consult with counsel (such counsel to be reasonably acceptable to the Company and Ribapharm) and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (E) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

     (F) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its discretion, rights or powers hereunder.

     (G) Except with respect to SECTION 6.01, the Trustee shall have no duty to inquire as to the performance of the Company or Ribapharm with respect to the covenants contained in ARTICLE IV. In addition, the Trustee shall not be deemed to have knowledge of an Event of Default except (i) any Default or Event of Default occurring pursuant to SECTIONS 6.01(I) and 6.01(II) or (ii) any Default or Event of Default of which the Trustee shall have received written notification at the Corporate Trust Office of the Trustee and such notice references the Securities and this Indenture, or a Responsible Officer of the Trustee obtained actual knowledge. Delivery of reports, information and documents to the Trustee under ARTICLE IV (other than SECTIONS 4.04 and 4.07) is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's or Ribapharm's compliance with any of their respective covenants hereunder (as to which the Trustee is entitled to rely conclusively on Officers' Certificates).

7.03 INDIVIDUAL RIGHTS OF TRUSTEE.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or Ribapharm or any of their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, must comply with SECTIONS 7.10 and 7.11.

7.04 TRUSTEE'S DISCLAIMER.

     The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities; and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

7.05 NOTICE OF DEFAULTS.

     If a Default or Event of Default occurs and is continuing as to which the Trustee has received notice pursuant to SECTION 4.07, the Trustee shall mail to each Securityholder a notice of the Default or Event of Default within 30 days after it occurs unless such Default or Event of Default has been cured or waived. Except in the case of a Default or Event of Default in payment of any amounts due with respect to any Security, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Securityholders.

7.06 REPORTS BY TRUSTEE TO HOLDERS.

     Within 60 days after each May 15 beginning with May 15, 2002, the Trustee shall mail to each Securityholder if required by TIA ss. 313(c) a brief report dated as of such May 15 that complies with TIA ss. 313(a). In such event, the Trustee also shall comply with TIA ss. 313(b).

     A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and Ribapharm and filed by the Trustee with the SEC and each stock exchange, if any, on which the Securities are listed. The Company and following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall promptly notify the Trustee when the Securities are listed on any stock exchange.

7.07 COMPENSATION AND INDEMNITY.

     The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall pay to the Trustee from time to time such compensation for its services as shall be agreed upon in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

     The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall indemnify the Trustee against any loss or liability or expense (including the reasonable fees and expenses of counsel) incurred by it in connection with the acceptance or administration of this trust and the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers and duties hereunder. Neither the Company nor Ribapharm need pay for any settlement made without its consent. The Trustee shall notify the Company and Ribapharm promptly of any claim for which it may seek indemnification. Neither the Company nor Ribapharm need reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence or bad faith.

     To secure the Company's and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm's, payment obligations in this SECTION 7.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay amounts due on particular Securities.

     The indemnity obligations of the Company and Ribapharm with respect to the Trustee provided for in this SECTION 7.07 shall survive any resignation or removal of the Trustee.

     When the Trustee incurs expenses or renders services after an Event of Default specified in SECTION 6.01(IV) or (V) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

7.08 REPLACEMENT OF TRUSTEE.

     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this SECTION 7.08.

     The Trustee may resign by so notifying the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, in writing. The Holders of a majority in aggregate principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee and the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, in writing and may appoint a successor Trustee with the Company's and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm's, consent. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, may remove the Trustee if:

          (i) the Trustee fails to comply with SECTION 7.10;

          (ii) the Trustee is adjudged a bankrupt or an insolvent;

          (iii) a receiver or other public officer takes charge of the Trustee or its property; or

          (iv) the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in aggregate principal amount of the Securities then outstanding may appoint a successor Trustee to replace the successor Trustee appointed by the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm.

     If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, or the Holders of at least 10% in aggregate principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with SECTION 7.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in SECTION 7.07.

7.09 SUCCESSOR TRUSTEE BY MERGER, ETC.

     If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee, if such successor corporation is otherwise eligible hereunder.

7.10 ELIGIBILITY; DISQUALIFICATION.

     This Indenture shall always have a Trustee (or its parent holding company) who satisfies the requirements of TIA ss. 310(a)(1). The Trustee shall always have or be a member of a Bank Holding Company having a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss. 310(b); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met. Nothing herein contained shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA ss. 310(b).

7.11 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

                        VIII. DISCHARGE OF INDENTURE

8.01 TERMINATION OF THE OBLIGATIONS OF THE COMPANY AND RIBAPHARM.

     The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, may terminate all of their obligations under this Indenture if all Securities previously authenticated and delivered (other than mutilated, destroyed, lost or stolen Securities which have been replaced or paid as provided in SECTION 2.07) have been delivered to the Trustee for cancellation or if:

          (i) the Securities mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption;

          (ii) the Company or Ribapharm irrevocably deposits in trust with the Trustee money or U.S. Government Obligations sufficient to pay the principal or Redemption Price of and any unpaid and accrued interest on the Securities to maturity or redemption, as the case may be. Immediately after making the deposit, the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall give notice of such event to the Securityholders;

          (iii) the Company and Ribapharm have paid or caused to be paid all sums then payable by the Company and Ribapharm to the Trustee hereunder as of the date of such deposit; and

          (iv) the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, have delivered to the Trustee an opinion of counsel and an Officers' Certificate stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

     However, the Company's and Ribapharm's obligations in SECTIONS 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 2.15, 2.16, 2.17, 4.02, 7.07, 7.08,
ARTICLE VIII and in ARTICLE X shall survive until the Securities are no longer outstanding. Thereafter only the obligations of the Company and Ribapharm in SECTIONS 7.07 and 8.03 shall survive.

     After a deposit pursuant to this SECTION 8.01, the Trustee upon request shall acknowledge in writing the discharge of the obligations of the Company and Ribapharm under the Securities and this Indenture except for those surviving obligations specified above.

     In order to have money available on a payment date to pay the principal or Redemption Price of and any unpaid and accrued interest on the Securities, the U.S. Government Obligations shall be payable as to principal and any unpaid and accrued interest on or before such payment date in such amounts as will provide the necessary money.

     "U.S. GOVERNMENT OBLIGATIONS" means direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

8.02 APPLICATION OF TRUST MONEY.

     The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to SECTION 8.01. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of the principal or Redemption Price of and any unpaid and accrued interest on the Securities. Money and securities so held in trust are not subject to the subordination provisions of ARTICLE XI.

8.03 REPAYMENT TO COMPANY.

     The Trustee and the Paying Agent shall promptly pay to the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, upon the request of the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay to the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, upon the request of the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, any money held by them for the payment of the principal or Redemption Price of and any unpaid and accrued interest that remains unclaimed for two years; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense and request of the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, cause to be published once in a newspaper of general circulation in The City of New York or cause to be mailed to each Holder, notice stating that such money remains and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm,. After payment to the Company and Ribapharm, Securityholders entitled to the money must look to the Company and Ribapharm for payment as general creditors unless an applicable abandoned property law designates another person.

8.04 REINSTATEMENT.

     If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with SECTIONS 8.01 and 8.02 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company and, following the earlier to occur of a Ribapharm IPO or a Ribapharm Spin-Off, Ribapharm under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to SECTIONS 8.01 and 8.02 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with SECTIONS 8.01 and 8.02; provided, however, that if the Company or Ribapharm has made any payment of amounts due with respect to any Securities because of the reinstatement of its obligations, the Company or Ribapharm, as the case may be, shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                               IX. AMENDMENTS

9.01 WITHOUT CONSENT OF HOLDERS.

     The Company and Ribapharm, with the consent of the Trustee, may amend or supplement this Indenture or the Securities without notice to or the consent of any Securityholder:

          (i)   to   cure   any   ambiguity,   omission,   defect   or
     inconsistency;

          (ii) to comply with SECTIONS 5.01 and 10.11;

          (iii) to provide for uncertificated Securities in addition to certificated Securities; or

          (iv) to make any change that does not adversely affect the rights of any Securityholder.

9.02 WITH CONSENT OF HOLDERS.

     The Company and Ribapharm, with the consent of the Trustee, may amend or supplement this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities. Subject to SECTION 6.07, the Holders of a majority in aggregate principal amount of the outstanding Securities may waive compliance by the Company and Ribapharm with any provision of this Indenture or the Securities without notice to any other Securityholder. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to SECTION 6.04, may not:

          (i) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

          (ii) reduce the rate of or change the time for payment of interest on any Security;

          (iii) reduce the principal, Redemption Price or Repurchase Price of or change the fixed maturity of any Security (including, without limitation, the optional redemption provisions);

          (iv) make any Security payable in money other than that stated in the Security;

          (v) make any change in SECTION 6.04, 6.07 or 9.02; or

          (vi) make any change that adversely affects the right to convert any Security or to require the Company or Ribapharm to repurchase any of the Securities upon a Change in Control.

     An amendment under this SECTION 9.02 may not make any change that adversely affects the rights under ARTICLE XI of any holder of Senior Indebtedness unless the holders of such Senior Indebtedness pursuant to its terms consent to the change.


     Promptly after an amendment under this SECTION 9.02 becomes effective, the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall mail to Securityholders a notice briefly describing the amendment. Any failure of the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, to mail such notice shall not in any way impair or affect the validity of such amendment, supplement or waiver.

     It shall not be  necessary  for the consent of the Holders  under this
SECTION 9.02 to approve the particular form of any proposed amendment or supplement, but it shall be sufficient if such consent approves the substance thereof.

9.03 COMPLIANCE WITH TRUST INDENTURE ACT.

     Every amendment, waiver or supplement to this Indenture or the Securities shall comply with the TIA as then in effect.

9.04 REVOCATION AND EFFECT OF CONSENTS.

     Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder.

     After an amendment, supplement or waiver becomes effective with respect to the Securities, it shall bind every Securityholder unless it makes a change described in SECTION 9.02. In that case, the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and, provided that notice of such amendment, supplement or waiver is reflected on a Security that evidences the same debt as the consenting Holder's Security, every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

9.05 NOTATION ON OR EXCHANGE OF SECURITIES.

     If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security as directed and prepared by the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, about the changed terms and return it to the Holder. Alternatively, if the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, so determine, the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

9.06 TRUSTEE PROTECTED.

     The Trustee need not sign any amendment, supplement or waiver authorized pursuant to this ARTICLE IX that adversely affects the Trustee's rights. The Trustee shall be entitled to receive and rely upon an Opinion of Counsel and an Officers' Certificate that any supplemental indenture, amendment or waiver complies with the Indenture.

                               X. CONVERSION

10.01 CONVERSION PRIVILEGE; RESTRICTIVE LEGENDS.

     A Holder of a Security may convert such Security at any time during the period stated in paragraph 9 of the Securities. The initial conversion rate is stated in paragraph 9 of the Securities. The conversion rate is subject to adjustment in accordance with SECTIONS 10.06 through 10.12.

     Securities shall initially be convertible into ICN Common Stock. Upon completion of a Ribapharm Spin-Off, holders of Securities will be entitled to receive, upon conversion of Securities, that number of shares of ICN Common Stock that would have been issuable to such Holder upon conversion of such Securities immediately prior to the record date for the Ribapharm Spin-Off, plus that number of shares of Ribapharm Common Stock which the Holder would have been entitled to receive in the Ribapharm Spin-Off had the Holder converted such Securities immediately prior to the record date for the Ribapharm Spin-Off, subject to adjustment in accordance with Sections 10.06 through 10.12 hereof. A Holder shall not be entitled to receive any shares of Ribapharm Common Stock if the Ribapharm Spin-Off does not occur, unless a Holder would otherwise be so entitled pursuant to
Section 10.11.

     A Holder may convert a portion of the principal of such Security if the portion is $1,000 principal amount or a positive integer multiple of $1,000 principal amount. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it.

     Any shares issued upon conversion of a Security shall bear the Private Placement Legend until after the second anniversary of the later of the issue date for the Securities and the last date on which the Company, Ribapharm or any Affiliate of the Company or Ribapharm was the owner of such shares or the Security (or any predecessor security) from which such shares were converted (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) (or such longer period of time as may be required under the Securities Act or applicable state securities laws in the Opinion of Counsel for the Company and Ribapharm, unless otherwise agreed by the Company, Ribapharm and the Holder thereof).

10.02 CONVERSION PROCEDURE.

     To convert a Security, a Holder must satisfy the requirements in paragraph 9 of the Securities. The date on which the Holder satisfies all those requirements is the "CONVERSION DATE". As soon as practicable following the Conversion Date, (i) the Company shall deliver to the Holder through the Conversion Agent a certificate for the number of full shares of ICN Common Stock issuable upon the conversion and a check in lieu of any fractional share thereof and (ii) following a Ribapharm Spin-Off, the Company, Ribrapharm, or the Company and Ribapharm, as the case may be, shall deliver to the Holder through the Conversion Agent a certificate for the number of full shares of Ribapharm Common Stock issuable upon the conversion and a check in lieu of any fractional share thereof. The person in whose name the certificate is registered shall be treated as a stockholder of record on and after the Conversion Date.

     Except as described below, no payment or adjustment will be made for accrued interest on, or liquidated damages with respect to, a converted Security or for dividends on any ICN Common Stock or Ribapharm Common Stock issued on or prior to conversion. If any Holder surrenders a Security for conversion after the close of business on the record date for the payment of an installment of interest and prior to the opening of business on the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid on such interest payment date to the Holder of such Security on such record date; provided, however, that such Security, when surrendered for conversion, must be accompanied by payment to the Trustee on behalf of the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm of an amount equal to the interest payable on such interest payment date on the portion so converted; provided, further, however, that such payment to the Trustee described in the immediately preceding proviso shall not be required in connection with any conversion of a Security that occurs on or after the date that the Company has issued a notice of redemption pursuant to SECTION 3.03 hereof and prior to the date of such redemption.

     If a Holder converts more than one Security at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of the Securities converted.

     Upon surrender of a Security that is converted in part the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unconverted portion of the Security surrendered.

     If the last day on which a Security may be converted is a Legal Holiday in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding day that is not a Legal Holiday.

10.03 FRACTIONAL SHARES.

     The Company will not and, following a Ribapharm Spin-Off, neither the Company nor Ribapharm will, issue or distribute fractional shares of ICN Common Stock or Ribapharm Common Stock, as the case may be, upon conversion of Securities and instead will deliver a check in an amount equal to the value of such fraction computed on the basis of the last sale price of the ICN Common Stock or Ribapharm Common Stock as reported on the NYSE or NNM, as the case may be (or if not listed for trading thereon, then on the principal securities exchange or on the principal automated quotation system on which the ICN Common Stock or Ribapharm Common Stock, as the case may be, is listed or admitted to trading), at the close of business on the date of conversion or if no such sale takes place on such day, the last sale price for such day shall be the average of the closing bid and asked prices regular way on the NYSE or NNM, as the case may be (or if not listed for trading thereon, on the principal securities exchange or on the principal automated quotation system on which the ICN Common Stock or Ribapharm Common Stock, as the case may be, is listed or admitted to trading), for such day. If on the date of conversion, the ICN Common Stock or Ribapharm Common Stock, as the case may be, is not quoted by any such organization, the fair value of such ICN Common Stock or Ribapharm Common Stock, as the case may be, on such day, as reasonably determined in good faith by the Board of Directors of the Company or Ribapharm, as the case may be, shall be used.

10.04 TAXES ON CONVERSION.

     If a Holder converts its Security, the Company and, following a Ribapharm Spin-Off, the Company, Ribapharm, or the Company and Ribapharm, as the case may be, shall pay any documentary, stamp or similar issue or transfer tax payable to the United States of America or any political subdivision or taxing authority thereof due on the issue of shares of ICN Common Stock and, following a Ribapharm Spin-Off, Ribapharm Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificates representing the ICN Common Stock or Ribapharm Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude the withholding of any tax required by law or regulations.

10.05 COMPANY AND RIBAPHARM TO PROVIDE STOCK.

     The Company and, following a Ribapharm Spin-Off, Ribapharm, shall reserve out of their authorized but unissued ICN Common Stock and Ribapharm Common Stock, respectively, or ICN Common Stock or Ribapharm Common Stock held in their respective treasuries, enough shares of ICN Common Stock and Ribapharm Common Stock, respectively, to permit the conversion of all of the Securities.

     ICN Common Stock deliverable upon conversion of Securities may come only from the Company. Subject to the following paragraph, Ribapharm Common Stock deliverable upon conversion of Securities following a Ribapharm Spin-Off may come only from Ribapharm.

     Notwithstanding any reference herein to the contrary, if (A) the Company receives a ruling from the Internal Revenue Service or an opinion of its counsel that (i) retention of shares of Ribapharm Common Stock by the Company for delivery by the Company upon conversion of Securities will not prevent the Ribapharm Spin-Off from qualifying as a tax-free spin-off under Section 355 of the Code and (ii) the delivery by the Company of such retained shares of Ribapharm Common Stock upon conversion of Securities will be considered to be a tax-free distribution of Ribapharm Common Stock under Section 355 of the Code made pursuant to the Ribapharm Spin-Off and
(B) upon receipt of such a ruling or opinion of counsel, the Company elects, in its sole discretion, to retain and reserve shares of Ribapharm Common Stock for delivery upon conversion of Securities following a Ribapharm Spin-Off such that, upon conversion of all of the Securities following a Ribapharm Spin-Off, the Company can deliver all of the shares of Ribapharm Common Stock required to be delivered, then Ribapharm Common Stock deliverable upon conversion of Securities following a Ribapharm
Spin-Off may come only from the Company and not from Ribapharm, and Ribapharm shall neither be required to reserve Ribapharm Common Stock pursuant to the first sentence of this Section 10.05 nor be required to deliver shares of Ribapharm Common Stock pursuant to the second sentence of this Section 10.05; provided, however, that if the Company receives a ruling or opinion described in (A), and if, as described in (B), the Company elects to retain and reserve shares of Ribapharm Common Stock for delivery upon conversion of Securities, but the Company does not retain and reserve enough shares of Ribapharm Common Stock so as to be able to deliver all of the shares of Ribapharm Common Stock required to be delivered upon conversion of all of the Securities following a Ribapharm Spin-Off, then Ribapharm Common Stock deliverable upon conversion of Securities may come only from the Company until the Company no longer retains any shares of Ribapharm Common Stock, and Ribapharm shall be required to reserve shares of Ribapharm Common Stock pursuant to the first sentence of this Section
10.05 (for delivery pursuant to the second sentence of this Section 10.05) in an amount equal to the excess of (x) the number of shares of Ribapharm Common Stock deliverable upon conversion of all of the Securities and (y) the number of shares of Ribapharm Common Stock retained and reserved by the Company for delivery upon conversion.

     All shares of ICN Common Stock and Ribapharm Common Stock which may be delivered upon conversion of the Securities shall be validly issued, fully paid and non-assessable.

     The Company and Ribapharm will endeavor to comply with all securities laws regulating the offer and delivery of shares of ICN Common Stock and, following a Ribapharm Spin-Off, Ribapharm Common Stock upon conversion of Securities and will endeavor to list such shares on each national securities exchange or automated quotation system on which the ICN Common Stock or Ribapharm Common Stock are listed, as the case may be.

10.06 ADJUSTMENT OF CONVERSION RATE.

     The conversion rate applicable to the ICN Common Stock or the Ribapharm Common Stock, as the case may be, shall be, each independently of the other, subject to adjustment from time to time as follows:

          (a) In case the Company or, following a Ribapharm Spin-Off, Ribapharm, shall (1) pay a dividend in shares of ICN Common Stock or Ribapharm Common Stock to all holders of ICN Common Stock or Ribapharm Common Stock, as the case may be, except any dividend of Ribapharm Common Stock made in connection with the Ribapharm Spin-Off, (2) make a distribution in shares of ICN Common Stock or Ribapharm Common Stock to all holders of ICN Common Stock or Ribapharm Common Stock, as the case may be, except any dividend of Ribapharm Common Stock made in connection with the Ribapharm Spin-Off, (3) subdivide the outstanding shares of ICN Common Stock or Ribapharm Common Stock, as the case may be, into a greater number of shares of ICN Common Stock or Ribapharm Common Stock, as the case may be, or (4) combine the outstanding shares of ICN Common Stock or Ribapharm Common Stock, as the case may be, into a smaller number of shares of ICN Common Stock or Ribapharm Common Stock, as the case may be, the conversion rate in effect immediately prior to such action shall be adjusted so that the holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of ICN Common Stock and, following a Ribapharm Spin-Off, Ribapharm, Common Stock which he would have owned immediately following such action had such Securities been converted immediately prior thereto. Any adjustment made pursuant to this SECTION 10.06(A) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

          (b) In case the Company or, following a Ribapharm Spin-Off, Ribapharm, as the case may be, shall issue rights or warrants to substantially all holders of ICN Common Stock or Ribapharm Common Stock, as the case may be, entitling them (for a period commencing no earlier than the record date for the determination of Holders of ICN Common Stock or Ribapharm Common Stock, as the case may be, entitled to receive such rights or warrants and expiring not more than 60 days after such record date) to subscribe for or purchase shares of ICN Common Stock or Ribapharm Common Stock, as the case may be (or securities convertible into ICN Common Stock or Ribapharm Common Stock, as the case may be), at a price per share less than the then current market price (as determined pursuant to SECTION 10.06(G) below) of ICN Common Stock or Ribapharm Common Stock, as the case may be, on such record date, the conversion rate shall be adjusted by multiplying the conversion rate in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of ICN Common Stock or Ribapharm Common Stock, as the case may be, outstanding on such record date, plus the number of shares of ICN Common Stock or Ribapharm Common Stock, as the case may be, so offered for subscription or purchase and the denominator of which shall be the number of shares of ICN Common Stock or Ribapharm Common Stock, as the case may be, outstanding at the close of business on such record date plus the number of shares of ICN Common Stock or Ribapharm Common Stock, as the case may be, which the aggregate of the offering price of the total number of shares of ICN Common Stock or Ribapharm Common Stock, as the case may be, so offered for subscription or purchase would purchase at such current market price. Such adjustments shall become effective immediately after such record date.

          (c) In case the Company or, following a Ribapharm Spin-Off, Ribapharm, shall distribute to all holders of ICN Common Stock or Ribapharm Common Stock, as the case may be, shares of capital stock of the Company or Ribapharm, as the case may be, other than ICN Common Stock or Ribapharm Common Stock, as the case may be, evidences of indebtedness or other assets (other than cash dividends out of current or retained earnings), or shall distribute to substantially all holders of ICN Common Stock or Ribapharm Common Stock, as the case may be, rights or warrants to subscribe for securities (other than those referred to in SECTION 10.06(B) above), then in each such case the conversion rate shall be adjusted by multiplying the conversion rate in effect immediately prior to the close of business on the record date for the determination of stockholders entitled to such distribution by a fraction of which the numerator shall be the current market price of ICN Common Stock or Ribapharm Common Stock, as the case may be (determined as provided in subsection (g) below), on such date and the denominator shall be such current market price less the fair market value (as determined by the Board of Directors of the Company or Ribapharm) on such date of the portion of the evidences of indebtedness, shares of capital stock, cash and other assets to be distributed or of such subscription rights or warrants applicable to one share of ICN Common Stock or Ribapharm Common Stock, as the case may be. Such adjustment shall become effective immediately prior to the opening of business on the day following such record date. The determination of the Board of Directors of the Company made pursuant to this subsection (c) shall be conclusive and described in a Board Resolution; provided that, in the event of a distribution of assets (other than cash, but including, without limitation, securities) in excess of $10.0 million, the Board of Directors shall obtain the opinion of a nationally recognized investment banking firm or appraisal firm as to the fair market value of the assets distributed.

          (d) In case the Company or, following a Ribapharm Spin-Off, Ribapharm, shall, by dividend or otherwise, at any time distribute to all holders of ICN Common Stock or Ribapharm Common Stock, as the case may be, cash (including any distributions of cash out of current or retained earnings of the Company or Ribapharm, as the case may be, but excluding any cash that is distributed as part of a distribution requiring a conversion rate adjustment pursuant to paragraphs (c) or (e) of this Section 10.06) in an aggregate amount that, together with the sum of (x) the aggregate amount of any other distributions to all holders of ICN Common Stock or Ribapharm Common Stock, as the case may be, made in cash plus (y) all Excess Payments, in each case made within the 12 months preceding the date fixed for determining the stockholders entitled to such distribution (the "DISTRIBUTION RECORD DATE") and in respect of which no conversion price adjustment pursuant to PARAGRAPHS (C) or (E) of this SECTION
     10.06 or this PARAGRAPH (D) has been made, exceeds 10% of the product of (i) the current market price per share (determined as provided in PARAGRAPH (G) of this SECTION 10.06) of the ICN Common Stock or Ribapharm Common Stock, as the case may be, on the Distribution Record Date times (ii) the number of shares of ICN Common Stock or Ribapharm Common Stock, as the case may be, outstanding on the Distribution Record Date (excluding shares held in the treasury of the Company or Ribapharm, as the case may
     be), the conversion rate shall be adjusted by multiplying the conversion rate in effect immediately prior to the effectiveness of the conversion rate adjustment contemplated by this paragraph
     (d) by a fraction of which the numerator shall be the current market price per share (determined as provided in PARAGRAPH (G) of this SECTION 10.06) of the ICN Common Stock or Ribapharm Common Stock, as the case may be, on the Distribution Record Date and the denominator of which shall be such current market price less the amount of such cash and other consideration (including any Excess Payments) so distributed applicable to one share (based on the pro rata portion of the aggregate amount of such cash and other consideration (including any Excess Payments), divided by the shares of ICN Common Stock or Ribapharm Common Stock, as the case may be, outstanding on the Distribution Record
     Date) of ICN Common Stock or Ribapharm Common Stock, as the case may be. Such adjustment shall become effective immediately prior to the opening of business on the day following the Distribution Record Date.

          (e) In case a tender offer or other negotiated transaction made by the Company or, following a Ribapharm Spin-Off, Ribapharm, or any subsidiary of the Company or Ribapharm, as the case may be, for all or any portion of the ICN Common Stock or Ribapharm Common Stock, as the case may be, shall be consummated, if an Excess Payment is made in respect of such tender offer or other negotiated transaction and the amount of such Excess Payment, together with the sum of (x) the aggregate amount of all Excess Payments plus (y) the aggregate amount of all distributions to all holders of the ICN Common Stock or Ribapharm Common Stock, as the case may be, made in cash (specifically including distributions of cash out of retained earnings), in each case made within the 12 months preceding the date of payment of such current negotiated transaction consideration or expiration of such current tender offer, as the case may be (the "TENDER PAYMENT DATE"), and as to which no adjustment pursuant to PARAGRAPH (C) or PARAGRAPH (D) of this SECTION 10.06 or this PARAGRAPH (E) has been made, exceeds 10% of the product of (i) the current market price per share (determined as provided in PARAGRAPH (G) of this SECTION 10.06) of the ICN Common Stock or Ribapharm Common Stock, as the case may be, on the Tender Payment Date times (ii) the number of shares of ICN Common Stock or Ribapharm Common Stock, as the case may be, outstanding (including any tendered shares but excluding any shares held in the treasury of the Company or Ribapharm, as the case may be) on the Tender Payment Date, the conversion rate shall be adjusted by multiplying the conversion rate in effect immediately prior to the effectiveness of the conversion rate adjustment contemplated by this PARAGRAPH (E) by a fraction of which the numerator shall be the current market price per share (determined as provided in PARAGRAPH (H) of this SECTION 10.06) of the ICN Common Stock or Ribapharm Common Stock, as the case may be, on the Tender Payment Date and the denominator of which shall be such current market price less the amount of such Excess Payments and such cash distributions, if any, applicable to one share (based on the pro rata portion of the aggregate amount of such Excess Payments and such cash distributions, divided by the shares of ICN Common Stock or Ribapharm Common Stock, as the case may be, outstanding on the Tender Payment Date) of ICN Common Stock or Ribapharm Common Stock, as the case may be. Such adjustment shall become effective immediately prior to the opening of business on the day following the Tender Payment Date.

          (f) In addition to the foregoing  adjustments in subsections
     (a), (b), (c), (d) and (e) above, the Company or Ribapharm, as the case may be, from time to time and to the extent permitted by law, may increase the conversion rate by any amount for at least 20 business days, if the Board of Directors of the Company or Ribapharm, as the case may be, has made a determination, which determination shall be conclusive, that such increase would be in the best interests of the Company or Ribapharm, as the case may be. The Company or Ribapharm, as the case may be, shall give notice to the Trustee and cause notice of such increase to be mailed to each Holder of Securities at such Holder's address as the same appears on the registry books of the Registrar, at least 15 days prior to the date on which such increase commences. The Company or Ribapharm, as the case may be, may, at its option, also make such increases in the conversion rate in addition to those set forth above, as the Board of Directors of the Company or Ribapharm, as the case may be, deems advisable to avoid or diminish any income tax to holders of shares of ICN Common Stock or Ribapharm Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for United States federal income tax purposes.

          (g) For the  purpose of any  computation  under  subsections
     (a), (b), (c), (d) and (e) above of this Section, the current market price per share of ICN Common Stock or Ribapharm Common Stock on the date fixed for determination of the stockholders entitled to receive the issuance or distribution requiring such computation (the "DETERMINATION DATE") shall be deemed to be the average of the Daily Market Prices for the ten consecutive trading days immediately preceding the Determination Date; provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion rate pursuant to subsection (a), (b), (c), (d) or (e) above occurs on or after the tenth trading day prior to the Determination Date and prior to the "ex" date for the issuance or distribution requiring such computation, the Daily Market Price for each trading day prior to the "ex" date for such other event shall be adjusted by multiplying such Daily Market Price by the reciprocal of the fraction by which the conversion rate is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion rate pursuant to subsection (a), (b), (c), (d) or (e) above occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the Determination Date, the Daily Market Price for each business day on and after the "ex" date for such other event shall be adjusted by multiplying such Daily Market Price by the same fraction by which the conversion rate is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the Determination Date, after taking into account any adjustment required pursuant to clause (i) or (ii) of this proviso, the Daily Market Price for each trading day on and after the "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors of the Company or Ribapharm, as the case may be, in a manner consistent with any determination of such value for the purposes of this Section, whose determination shall be conclusive and described in a Resolution of the Board of Directors of the Company or Ribapharm, as the case may be) of the evidences of indebtedness, shares of capital stock or other securities or assets being distributed (in the distribution requiring such computation) applicable to one share of ICN Common Stock or Ribapharm Common Stock, as the case may be, as of the close of business on the day before such "ex" date. For the purpose of any computation under subsection (e) of this Section, the current market price per share of ICN Common Stock or Ribapharm Common Stock, as the case may be, at the expiration time for the tender offer requiring such computation shall be deemed to be the average of the Daily Market Price for the ten consecutive trading days commencing on the business day immediately following the expiration time of such tender offer (the "COMMENCEMENT DATE"); provided, however, that if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the conversion rate pursuant to subsection (a),
     (b), (c), (d) or (e) above occurs on or after the expiration time for the tender offer requiring such computation and prior to the day in question, the Daily Market Price for each trading day on or after to the "ex" date for such other event shall be adjusted by multiplying such Daily Market Price by the same fraction by which the conversion rate is so required to be adjusted as a result of such other event. For purposes of this subsection, the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the ICN Common Stock or Ribapharm Common Stock, as the case may be, trades regular way on the relevant exchange or in the relevant market from which the Daily Market Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of ICN Common Stock or Ribapharm Common Stock, as the case may be, means the first date on which the Daily Market Price Common Stock, as the case may be, trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender offer means the first date on which the ICN Common Stock or Ribapharm Common Stock, as the case may be, trades regular way on such exchange or in such market after the expiration time of such tender offer (as it may be amended or extended).

10.07 LIMITATIONS ON ADJUSTMENT.

          (a) Notwithstanding anything to the contrary in this Indenture or the Securities, no adjustment in the conversion rate shall be made as a result of the Ribapharm Spin-Off except as provided in SECTION 10.01.

          (b) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease of at least 1.0% of the conversion rate; provided that any adjustments which by reason of this subsection (c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment shall be made for rights to purchase ICN Common Stock or Ribapharm Common Stock pursuant to a Company or Ribapharm plan for reinvestment of dividends or interest. All calculations under this Article X shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. In no event shall the denominator in any fraction pursuant to Section 10.06 be less than or equal to zero. If any such denominator would be less than or equal to zero, such denominator shall be one. No adjustment shall be made for a change in the par value of the ICN Common Stock or Ribapharm Common Stock, as the case may be.

10.08 OTHER ADJUSTMENTS.

     In the event  that,  as a result of an  adjustment  made  pursuant  to
SECTION 10.06 hereof, the Holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock of the Company or Ribapharm other than shares of ICN Common Stock or Ribapharm Common Stock, as the case may be, thereafter the conversion rate of such other shares so receivable upon conversion of any Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to ICN Common Stock and Ribapharm Common Stock contained in this ARTICLE X.

     If any rights, options or warrants issued by the Company or Ribapharm as described in Section 10.06 are only exercisable upon the occurrence of certain triggering events, then the conversion rate will not be adjusted as provided in Section 10.06 until the earliest of such triggering event occurs. Upon the expiration or termination of any rights, options or warrants without the exercise of such rights, options or warrants, the conversion rate then in effect shall be adjusted immediately to the conversion rate which would have been in effect at the time of such expiration or termination had such rights, options or warrants, to the extent outstanding immediately prior to such expiration or termination, never been issued.

10.09 NOTICE OF ADJUSTMENT.

     Whenever the conversion rate is adjusted, the Company and, following a Ribapharm Spin-Off, Ribapharm, shall promptly mail to Holders at the addresses appearing on the Registrar's books a notice of the adjustment and file with the Trustee an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence of the correctness of such adjustment.

10.10 NOTICE OF CERTAIN TRANSACTIONS.

     In the event that:

          (1)  the  Company  or,   following  a  Ribapharm   Spin-Off,
     Ribapharm, takes any action which would require an adjustment in the conversion rate;

          (2)  the  Company  or,   following  a  Ribapharm   Spin-Off,
     Ribapharm, takes any action that would require a supplemental indenture pursuant to SECTION 10.11; or

          (3) there is a dissolution or liquidation of the Company or, following a Ribapharm Spin-Off, Ribapharm,;

a Holder of a Security may convert such Security into shares of ICN Common Stock and/or Ribapharm Common Stock, prior to the record date for or the effective date of the transaction so that he may receive the rights, warrants, securities or assets which a holder of shares of ICN Common Stock and/or Ribapharm Common Stock on that date may receive. Therefore, the Company and, following a Ribapharm Spin-Off, Ribapharm, shall mail to Holders at the addresses appearing on the Registrar's books and the Trustee a notice stating the proposed record or effective date, as the case may be, of any transaction referred to in clause (1), (2) or (3) of this SECTION
10.10. The Company and, following a Ribapharm Spin-Off, Ribapharm, shall mail such notice at least 15 days before such date; however, failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in CLAUSE (1), (2) or (3) of this SECTION 10.10.

10.11 EFFECT OF RECLASSIFICATIONS, CONSOLIDATIONS, MERGERS OR SALES ON CONVERSION PRIVILEGE.

     If any of the following shall occur, namely: (i) any reclassification or change in the ICN Common Stock or Ribapharm Common Stock issuable upon conversion of Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which the Company or, following a Ribapharm Spin-Off, Ribapharm, is a party other than a merger in which the Company or, following a Ribapharm Spin-Off, Ribapharm, as the case may be, is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) in, the ICN Common Stock or Ribapharm Common Stock, as the case may be, or (iii) any sale or conveyance of all or substantially all of the property or business of the Company or, following a Ribapharm Spin-Off, Ribapharm, as an entirety, then the Company or Ribapharm, as the case may be, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee providing that the Holder of each Security then outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of ICN Common Stock or Ribapharm Common Stock, as the case may be, deliverable upon conversion of such Security immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments of the conversion rate which shall be as nearly equivalent as may be practicable to the adjustments of the conversion rate provided for in this ARTICLE X. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of ICN Common Stock or Ribapharm Common Stock, as the case may be, includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors of the Company and, following a Ribapharm Spin-Off, Ribapharm, shall reasonably consider necessary by reason of the foregoing. The provision of this SECTION 10.11 shall similarly apply to successive consolidations, mergers, sales or conveyances.

     In the event the Company and, following a Ribapharm Spin-Off, Ribapharm, shall execute a supplemental indenture pursuant to this SECTION 10.11, the Company and, following a Ribapharm Spin-Off, Ribapharm, shall promptly file with the Trustee an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of the Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance and any adjustment to be made with respect thereto.

10.12 TRUSTEE'S DISCLAIMER.

     The Trustee has no duty to  determine  when an  adjustment  under this
ARTICLE X should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying upon the Officers' Certificate with respect thereto which the Company and, following a Ribapharm Spin-Off, Ribapharm, is obligated to file with the Trustee pursuant to SECTION 10.09 hereof. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the failure by the Company or Ribapharm to comply with any provisions of this ARTICLE X.

     The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to SECTION 10.11, but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company and, following a Ribapharm Spin-Off, Ribapharm, is obligated to file with the Trustee pursuant to SECTION 10.09 hereof.

10.13 RETURN OF FUNDS DEPOSITED FOR REDEMPTION OF CONVERTED SECURITIES.

     Any funds which at any time shall have been deposited by the Company or Ribapharm or on their behalf with the Trustee or any other Paying Agent for the purpose of paying the principal of and interest on any of the Securities and which shall not be required for such purposes because of the conversion of such Securities, as provided in this Article X, shall promptly after such conversion be repaid to the Company or Ribapharm, as the case may be, by the Trustee or such other Paying Agent in accordance with the Company's or Ribapharm's, as the case may be, written instructions.

                             XI. SUBORDINATION

11.01 AGREEMENT TO SUBORDINATE.

     The Company and Ribapharm each agrees, and each Securityholder by accepting a Security agrees, that the payment of all amounts due with respect to the Securities is subordinated in right of payment, to the extent and in the manner provided in this ARTICLE XI, to the prior payment in full of all Senior Indebtedness of the Company and Ribapharm and that the subordination is for the benefit of the holders of Senior Indebtedness.

     Money and securities held in trust pursuant to ARTICLE VIII are not subject to the subordination provisions of this ARTICLE XI.

11.02 CERTAIN DEFINITIONS.

     "INDEBTEDNESS" means, with respect to any person, the principal of, and premium, if any, and interest on (a) all indebtedness of such person for borrowed money (including all indebtedness evidenced by notes, bonds, debentures or other securities sold by such person for money), (b) all debt obligations incurred by such person in the acquisition (whether by way of purchase, merger, consolidation or otherwise and whether by such person or another person) of any business, real property or other assets (except inventory and related items acquired in the ordinary course of the conduct of the acquiror's usual business), (c) guarantees by such person of indebtedness described in clause (a) or (b) of another person, (d) all renewals, extensions, refundings, deferrals, restructurings, amendments and modifications of any such indebtedness, obligation or guarantee, (e) all reimbursement obligations of such person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such person, (f) all capital lease obligations of such person and (g) all net obligations of such person under interest rate swap, currency exchange or similar agreements of such person.

     "REPRESENTATIVE" means the indenture trustee or other trustee, agent or representative for an issue of Senior Indebtedness.

     "SENIOR INDEBTEDNESS" means all Indebtedness of the Company or Ribapharm, as the case may be, outstanding at any time except Indebtedness that by its terms is subordinate in right of payment to the Securities or Indebtedness that is not otherwise senior in right of payment to the Securities. Senior Indebtedness does not include Indebtedness of the Company or Ribapharm, as the case may be, to any of the Company's or Ribapharm's subsidiaries.

11.03 LIQUIDATION; DISSOLUTION; BANKRUPTCY.

     Upon any distribution of assets to creditors of the Company or Ribapharm, as the case may be, in a liquidation, winding up or dissolution of the Company or Ribapharm, as the case may be, or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or Ribapharm, as the case may be, or their respective properties:

          (i) holders of Senior Indebtedness of the Company or Ribapharm, as the case may be, shall be entitled to receive payment in full of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Indebtedness before Securityholders shall be entitled to receive any payment from the Company or Ribapharm, as the case may be, of amounts due with respect to the Securities; and

          (ii) until the Senior Indebtedness of the Company or Ribapharm, as the case may be, is paid in full, any distribution to which Securityholders would be entitled from the Company or Ribapharm, as the case may be, but for this ARTICLE XI shall be made to holders of Senior Indebtedness of the Company or Ribapharm, as the case may be, as their interests may appear, except the Securityholders may receive securities that are subordinated to Senior Indebtedness of the Company or Ribapharm, as the case may be, to at least the same extent as the Securities and payments made pursuant to SECTIONS 8.01 and 8.02.

     The consolidation of the Company or Ribapharm with, or the merger of the Company or Ribapharm with or into, another person or the liquidation or dissolution of the Company or Ribapharm following the sale, assignment, conveyance, transfer, lease or other disposal of their respective properties and assets substantially as an entirety to another person upon the terms and conditions set forth in Article V shall not be deemed a dissolution, winding up or liquidation, of the Company or Ribapharm, as the case may be, for the purposes of this SECTION 11.03 if the person formed by such consolidation or the surviving entity of such merger or the person which acquires by sale, assignment, conveyance, transfer, lease or other disposal of such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposal, comply with the conditions set forth in Article V.

11.04 COMPANY AND RIBAPHARM NOT TO MAKE PAYMENTS WITH RESPECT TO SECURITIES IN CERTAIN CIRCUMSTANCES.

     No payment of amounts due may be made by the Company or Ribapharm, as the case may be, directly or indirectly, with respect to the Securities (including any repurchase pursuant to the exercise of the Repurchase Right) or to acquire any of the Securities at any time if a default in payment of the principal of or premium, if any, or interest on Senior Indebtedness of the Company or Ribapharm, as the case may be, exists, unless and until such default shall have been cured or waived or shall have ceased to exist. During the continuance of any event of default with respect to any Senior Indebtedness of the Company or Ribapharm, as the case may be, as such event of default is defined under any such Senior Indebtedness or in any agreement pursuant to which any Senior Indebtedness of the Company or Ribapharm, as the case may be, has been issued (other than default in payment of the principal of or premium, if any, or interest on any Senior Indebtedness), permitting the holders thereof to accelerate the maturity thereof, no payment may be made by the Company or Ribapharm, as the case may be, directly or indirectly, of any amount due with respect to the Securities for 180 days following written notice to the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, from any holder or holders thereof or their representative or representatives or the trustee or trustees under any indenture under which any instrument evidencing any such Senior Indebtedness may have been issued, that such an event of default has occurred and is continuing. However, if the maturity of such Senior Indebtedness is accelerated, no payment may be made by the Company or Ribapharm, as the case may be, on the Securities until such Senior Indebtedness that has matured has been paid or such acceleration has been cured or waived.

     Regardless of anything to the contrary  herein,  nothing shall prevent
(a) any payment by the Trustee to the Securityholders of amounts deposited with it pursuant to ARTICLE VIII or (b) any payment by the Trustee or the Paying Agent as permitted by SECTION 11.11. Nothing contained in this
ARTICLE XI will limit the right of the Trustee or the Securityholders to take any action to accelerate the maturity of the Securities pursuant to
SECTION 6.02 or to pursue any rights or remedies hereunder.

11.05 WHEN DISTRIBUTION MUST BE PAID OVER.

     In the event that the Company or Ribapharm shall make any payment to the Trustee with respect to the Securities at a time when such payment is prohibited by SECTION 11.03 or 11.04, such payment shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness of the Company or Ribapharm, as the case may be, (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their Representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness of the Company or Ribapharm, as the case may be, remaining unpaid to the extent necessary to pay all Senior Indebtedness of the Company or Ribapharm, as the case may be, in full in accordance with its terms, after giving effects to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

     If a  distribution  is made to  Securityholders,  that because of this
ARTICLE XI should not have been made to them, the Securityholders who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

11.06 NOTICE BY COMPANY AND RIBAPHARM.

     The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall promptly notify the Trustee and the Paying Agent in writing of any facts known to the Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, that would cause a payment of any amount due with respect to the Securities to violate this ARTICLE XI, but failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness provided in this ARTICLE XI.

11.07 SUBROGATION.

     After all Senior Indebtedness is paid in full and until the Securities are paid in full, Securityholders shall be subrogated (equally and ratably with all other Indebtedness of the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, ranking pari passu with the Securities) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Securityholders have been applied to the payment of Senior Indebtedness. A distribution made under this Article XI to holders of Senior Indebtedness which otherwise would have been made to Securityholders is not, as between the Company or Ribapharm and Securityholders, a payment by the Company or Ribapharm, as the case may be, on Senior Indebtedness.

11.08 RELATIVE RIGHTS.

     This ARTICLE XI defines the relative rights of Securityholders and holders of Senior Indebtedness. Nothing in this Indenture shall:

          (i) impair, as between the Company and Ribapharm, on the one hand, and Securityholders, on the other hand, the obligation of the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, which is absolute and unconditional, to pay all amounts due with respect to the Securities in accordance with their terms;

          (ii) affect the relative rights of Securityholders and creditors of the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, other than holders of Senior Indebtedness; or

          (iii) prevent the Trustee or any Securityholder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to Securityholders.

11.09 SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY OR RIBAPHARM.

     No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or Ribapharm or by the failure of the Company or Ribapharm to comply with this Indenture.

11.10 DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

     Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representatives.

11.11 RIGHTS OF TRUSTEE AND PAYING AGENT.

     The Trustee or Paying Agent may continue to make payments on the Securities until it receives written notice of facts that would cause a payment of amounts due with respect to the Securities to violate this
ARTICLE XI. Only the Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, or a Representative or a holder of an issue of Senior Indebtedness that has no Representative may give the notice.

     The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a Representative on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a Representative on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person who is a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this ARTICLE XI, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this ARTICLE XI, and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment or until such time as the Trustee shall be otherwise satisfied as to the right of such person to receive such payment.

     The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holder if it shall mistakenly pay over or distribute to Securityholders or the Company or Ribapharm or any other person money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this ARTICLE XI or otherwise.

11.12 OFFICERS' CERTIFICATE.

     If there occurs an event referred to in SECTION 11.03 or 11.04, the Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, as the case may be, shall promptly give to the Trustee an Officers' Certificate (on which the Trustee may conclusively rely) identifying all holders of Senior Indebtedness or their Representatives and the principal amount of Senior Indebtedness then outstanding held by each such holder and stating the reasons why such Officers' Certificate is being delivered to the Trustee.

11.13 OBLIGATION OF COMPANY AND RIBAPHARM UNCONDITIONAL.

     Nothing contained in this ARTICLE XI or elsewhere in this Indenture or in any Security is intended to or shall impair, as between the Company or Ribapharm, as the case may be, their respective creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, which is absolute and unconditional, to pay to the Holders of the Securities all amounts due with respect to the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company or Ribapharm, as the case may be, other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the
Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this ARTICLE XI of the holders of Senior Indebtedness in respect of cash, property or securities of the Company or Ribapharm received upon the exercise of any such remedy. Upon any distribution of assets of the Company or Ribapharm referred to in this
ARTICLE XI, the Trustee, subject to the provisions of SECTIONS 7.01 and 7.02, and the Holders of the Securities shall be entitled to rely upon any order or decree by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company or Ribapharm, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this
ARTICLE XI. Nothing contained in this ARTICLE XI or elsewhere in this Indenture or in any Security is intended to or shall affect the obligation of the Company or Ribapharm, as the case may be, to make, or prevent the Company or Ribapharm, as the case may be, from making, at any time except during the pendency of any dissolution, winding up, liquidation or reorganization proceeding, and except during the continuance of any default specified in SECTION 11.04 (not cured or waived), payments at any time of all amounts due with respect to the Securities.

11.14 NOT TO PREVENT EVENTS OF DEFAULT.

     The failure to make any payment due with respect to the Securities by reason of any provision of this ARTICLE XI shall not be construed as preventing the occurrence of an Event of Default under SECTION 6.01

                             XII. MISCELLANEOUS

12.01 TRUST INDENTURE ACT CONTROLS.

     If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision of the TIA shall control.

12.02 NOTICES.

     Any notice or communication by the Company, Ribapharm or the Trustee to one or both of the others is duly given if in writing and delivered in person, mailed by first-class mail or by express delivery to the other parties' addresses stated in this SECTION 12.02. The Company, Ribapharm or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication to a Securityholder shall be mailed to its address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

     If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it, provided that a notice or communication to the Trustee will not be duly given until actually received.

     If the Company or Ribapharm mails a notice or communication to Securityholders, it shall mail a copy to the other and to the Trustee and each Agent at the same time.

     All notices or communications shall be in writing.

     The Company's address is:

               ICN Pharmaceuticals, Inc.
               3300 Hyland Avenue
               Costa Mesa, CA  92626
               (714) 545-0100
               Attention:  David C. Watt

     Ribapharm's address is:

               Ribapharm Inc.
               3300 Hyland Avenue
               Costa Mesa, CA  92626
               (714) 545-0100
               Attention:  Harry A. Roosje

     The Trustee's address is:

               The Bank of New York
               101 Barclay Street, Floor 21 West
               New York, NY 10286
               (212) 495-1784
               Attention:  Corporate Trust Administration

12.03 COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

     Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, Ribapharm, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

12.04 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

     Upon any request or application by the Company or Ribapharm to the Trustee to take any action under this Indenture, the Company or Ribapharm, as the case may be, shall furnish to the Trustee:

          (i) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (ii) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Each signer of an Officers' Certificate or an Opinion of Counsel may (if so stated) rely, effectively, upon an Opinion of Counsel as to legal matters and an Officers' Certificate as to factual matters if such signer reasonably and in good faith believes in the accuracy of the document relied upon.

12.05 STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

     Each Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that the person making such certificate or opinion has read such covenant or condition;

          (ii) a brief  statement  as to the  nature  and scope of the
     examination  or  investigation   upon  which  the  statements  or
     opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

12.06 RULES BY TRUSTEE AND AGENTS.

     The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules and set reasonable requirements for their respective functions.

12.07 LEGAL HOLIDAYS.

     A "LEGAL HOLIDAY" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in The City of New York, in the State of New York or in the city in which the Trustee administers its corporate trust business. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on that payment for the intervening period.

     A "BUSINESS DAY" is a day other than a Legal Holiday.

12.08 NO RECOURSE AGAINST OTHERS.

     No past, present or future director, officer, employee, incorporator or stockholder of the Company or Ribapharm, as such, shall have any liability for any obligations of the Company or Ribapharm under the Securities, this Indenture, the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

12.09 DUPLICATE ORIGINALS.

     The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. DELIVERY OF AN EXECUTED COUNTERPART BY FACSIMILE SHALL BE EFFECTIVE AS DELIVERY OF A MANUALLY EXECUTED COUNTERPART THEREOF.

12.10 GOVERNING LAW.

     The laws of the State of New York, without regard to principles of conflicts of law, shall govern this Indenture and the Securities.

12.11 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or Ribapharm or any of their respective subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

12.12 SUCCESSORS.

     All agreements of the Company and Ribapharm in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

12.13 SEPARABILITY.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and a Holder shall have no claim therefor against any party hereto.

12.14 TABLE OF CONTENTS, HEADINGS, ETC.

     The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first above written.


                                    ICN PHARMACEUTICALS, INC.

                                    By: /s/ David C.Watt
                                        -----------------------------------
                                    Name:   David C. Watt
                                    Title:  Executive Vice President,
                                            General Counsel and Corporate
                                            Secretary

                                    RIBAPHARM INC.

                                    By: /s/ Harry A. Roosje
                                        -----------------------------------
                                    Name:   Harry A. Roosje
                                    Title:  Vice President Associate
                                            General Counsel

                                    THE BANK OF NEW YORK

                                    By: /s/ John Guiliano
                                        -----------------------------------
                                    Name:   John Guiliano
                                    Title:  Authorized Signatory

                                                                  EXHIBIT A
                                                                  ---------

                             [Face of Security]

                         ICN PHARMACEUTICALS, INC.

  [INSERT PRIVATE PLACEMENT LEGEND AND GLOBAL SECURITY LEGEND AS REQUIRED]


               6 1/2% CONVERTIBLE SUBORDINATED NOTE DUE 2008
                           CUSIP NO. ____________


     ICN PHARMACEUTICALS, INC., a Delaware corporation (herein called the "COMPANY") and the corporate parent of RIBAPHARM INC., a Delaware corporation (herein called "RIBAPHARM"), for value received, hereby promises to pay to ___________ or registered assigns, the principal sum of _________________ Dollars ($_______________) [or such greater or lesser amount as indicated on Schedule A hereto](FN1) on July 15, 2008, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest is paid or duly provided for. The right to payment of the principal and all other amounts due with respect hereto is subordinated to the rights of Senior Indebtedness as set forth in the Indenture referred to on the reverse side hereof.

--------------------------------------------------
(FN1)  This provision is included in Global Notes only.

     Upon the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, the Securities shall be joint and several obligations of the Company and Ribapharm. Ribapharm will have no payment obligations under the Indenture or the Securities unless and until a Ribapharm IPO or a Ribapharm Spin-Off occurs.

     Interest Payment Dates: January 15 and July 15, with the first payment to be made on January 15, 2002.

     Record Dates: January 1 and July 1.

     The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

     IN WITNESS WHEREOF, ICN PHARMACEUTICALS, INC. AND RIBAPHARM INC. have caused this instrument to be duly signed.

                                    ICN PHARMACEUTICALS, INC.

                                    By:
                                        -----------------------------------
                                    Name:
                                    Title:

                                    RIBAPHARM INC.

                                    By:
                                        -----------------------------------
                                      Name:
                                     Title:


Dated: _______________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee


By:
   ---------------------------------
         Authorized Signatory


Dated: ________________

                           [REVERSE OF SECURITY]

                         ICN PHARMACEUTICALS, INC.

               6 1/2% CONVERTIBLE SUBORDINATED NOTE DUE 2008


     1. INTEREST. ICN PHARMACEUTICALS, INC., a Delaware corporation (the "COMPANY") and the corporate parent of RIBAPHARM INC., a Delaware corporation ("RIBAPHARM"), and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, promise to pay interest on the principal amount of this Security at the rate PER ANNUM shown above. The Company will pay interest semi-annually on January 15 and July 15 of each year, with the first payment to be made on January 15, 2002. Interest on the Securities will accrue on the principal amount from the most recent date to which interest has been paid or, if no interest has been paid, from July 18, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. MATURITY. The Notes will mature on July 15, 2008.

     3. METHOD OF PAYMENT. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, will pay interest on the Securities (except defaulted interest) to the persons who are registered Holders of Securities at the close of business on the record date set forth on the face of this Security next preceding the applicable interest payment date. Holders must surrender Securities to a Paying Agent to collect the principal, Redemption Price or Repurchase Price of the Securities. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, will pay all amounts due with respect to the Securities in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, may pay all amounts due with respect to the Securities held other than by the Depositary by check payable in such money. It may mail an interest check to a Holder's registered address.

     4. PAYING AGENT, REGISTRAR, CONVERSION AGENT. Initially, The Bank of New York (the "TRUSTEE") will act as Paying Agent, Registrar and Conversion Agent. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, may change any Paying Agent, Registrar or Conversion Agent without notice. The Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, may act in any such capacity.

     5. INDENTURE. The Company issued the Securities under an Indenture dated as of July 18, 2001 (the "INDENTURE") among the Company, Ribapharm and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) (the "ACT") as in effect on the date of the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of such terms. The Securities are general unsecured senior subordinated obligations of the Company limited to $400,000,000 aggregate principal amount ($525,000,000 if the Initial Purchaser (as defined in the Indenture) has elected to exercise its over-allotment option to purchase up to an additional $125,000,000 of the Securities), except as otherwise provided in the Indenture (except for Securities issued in substitution for destroyed, mutilated, lost or stolen Securities). Terms used herein which are defined in the Indenture have the meanings assigned to them in the Indenture.

     6. OPTIONAL REDEMPTION. The Securities will be redeemable prior to maturity at the option of the Company, in whole or in part, at any time on or after July 21, 2004, at the following redemption prices (expressed as percentages of the principal amount thereof), if redeemed during the periods commencing on the dates set forth below, in each case together with accrued and unpaid interest to the redemption date:


                                             Redemption
                          Date                 Price
                    ---------------------------------------
                       July 21, 2004         103.714%
                    ---------------------------------------
                       July 16, 2005         102.786%
                    ---------------------------------------
                       July 16, 2006         101.857%
                    ---------------------------------------
                       July 16, 2007         100.929%
                     through July 15,
                      2008 inclusive
                    ---------------------------------------

     7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address. Securities in denominations larger than $1,000 principal amount may be redeemed in part but only in whole multiples of $1,000 principal amount. On and after the redemption date interest ceases to accrue on Securities or portions of them called for redemption.

     8. REPURCHASE AT OPTION OF HOLDER. In the event of a Change in Control with respect to the Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, then each Holder of the Securities shall have the right, at the Holder's option, subject to the rights of the holders of Senior Indebtedness under ARTICLE XI of the Indenture, to require the Company or Ribapharm to repurchase such Holder's Securities including any portion thereof which is $1,000 in principal amount or any positive integer multiple thereof on a business day (the "REPURCHASE DATE") that is 45 days after the date of the Change in Control Notice, unless otherwise required by applicable law, at a price equal to 100% of the outstanding principal amount of such Security, plus accrued and unpaid interest to the Repurchase Date. The obligation to repurchase the Securities of a Holder upon a Change in Control of either the Company or Ribapharm shall be a joint and several obligation of both the Company and Ribapharm.

     Within 30 days after the occurrence of the Change in Control, the Company or Ribapharm, as the case may be, is obligated to give notice of the occurrence of such Change in Control to each Holder. Such notice shall include, among other things, the date by which Holders must notify the Company of their intention to exercise the Repurchase Right and of the procedure which Holders must follow to exercise such right. To exercise the Repurchase Right, a Holder of Securities must deliver on or before the close of business on the business day immediately preceding the Repurchase Date written notice to the Company or Ribapharm, as the case may be, (or an agent designated by the Company or Ribapharm, as the case may be, for such purpose), and the Trustee of the Holder's exercise of such right together with the Securities with respect to which the right is being exercised, duly endorsed for transfer.

     A "CHANGE IN CONTROL" of the Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, means:

          (i) the acquisition by any person, entity or "group" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the voting power of the total outstanding voting stock of ICN or Ribapharm, as the case may be;

          (ii) persons who constitute the Board of Directors (the "INCUMBENT BOARD") (i) of the Company as of the date of the Indenture (which shall be deemed to include any person determined to have been elected at the Company's 2001 annual meeting of stockholders) or (ii) of Ribapharm as of the effective date of the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, cease for any reason to constitute at least a majority of the Board of Directors of the Company or Ribapharm, as the case may be, provided that any person subsequently becoming a director whose election, or nomination for election by stockholders, was approved by a vote of at least a majority of the directors then comprising the incumbent board of the Company or Ribapharm, as the case may be, shall be considered as though such person were a member of the Incumbent Board;

          (iii) approval by the stockholders of a reorganization, merger or consolidation of the Company or Ribapharm, as the case may be, in each case, with respect to which persons who were stockholders of the Company or Ribapharm, as the case may be, immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, beneficially own shares sufficient to elect a majority of directors of the reorganized, merged or consolidated company (provided that the failure of the Company to beneficially own shares sufficient to elect a majority of directors of Ribapharm following a Ribapharm IPO or a Ribapharm Spin-Off shall not be deemed to constitute a change in control pursuant to this provision); or

          (iv) a liquidation or dissolution of the Company or Ribapharm, as the case may be (other than pursuant to the United States Bankruptcy Code), or the conveyance, transfer or leasing of all or substantially all of the assets of the Company or Ribapharm, as the case may be, to any person (provided that a Ribapharm IPO or a Ribapharm Spin-Off shall not be deemed to constitute a change in control pursuant to this provision).

     9. CONVERSION. A Holder may convert his or her Security into Common Stock of the Company and, following a Ribapharm Spin-Off, Ribapharm, at any time prior to the close of business on July 15, 2008, or, (x) if the Security is called for redemption by the Company, the Holder may convert such Security at any time before the close of business on the business day immediately preceding the date fixed for such redemption, or (y) if the Security is to be repurchased by the Company or Ribapharm pursuant to PARAGRAPH 8 hereof, the Holder may convert it at any time before the close of business on the business day immediately preceding the Repurchase Date.

     The initial conversion rate is 29.1924 shares of ICN Common Stock per $1,000 principal amount of Securities, or an effective initial conversion price of approximately $34.25 per share, subject to adjustment in certain circumstances as specified in the Indenture. Upon completion of a Ribapharm Spin-Off, holders of Securities will be entitled to receive, upon conversion of Securities, that number of shares of ICN Common Stock that would have been issuable to such Holder upon conversion of such Securities immediately prior to the record date for the Ribapharm Spin-Off, plus that number of shares of Ribapharm Common Stock which the Holder would have been entitled to receive in the Ribapharm Spin-Off had the Holder converted such Securities immediately prior to the record date for the Ribapharm Spin-Off, subject to adjustment. Ribapharm and/or the Company will deliver a check in lieu of any fractional share. On conversion, no payment or adjustment for any unpaid and accrued interest, or liquidated damages with respect to, the Securities will be made. If a Holder surrenders a Security for conversion between the record date for the payment of interest and the next interest payment date, such Security, when surrendered for conversion, must be accompanied by payment of an amount equal to the interest thereon which the registered Holder on such record date is to receive, unless the Securities have been called for redemption.

     To convert a Security, a Holder must (1) complete and sign the Conversion Notice, with appropriate signature guarantee, on the back of the Security, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent, (4) pay the amount of interest, if any, the Holder may be paid as provided in the last sentence of the above paragraph and (5) pay any transfer or similar tax if required. A Holder may convert a portion of a Security if the portion is $1,000 principal amount or a positive integer multiple of $1,000 principal amount.

     Any shares issued upon conversion of a Security shall bear the Private Placement Legend until after the second anniversary of the later of the issue date for the Securities and the last date on which the Company or Ribapharm or any Affiliate of the Company or Ribapharm was the owner of such shares or the Security (or any predecessor security) from which such shares were converted (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) (or such longer period of time as may be required under the Securities Act or applicable state securities laws in the Opinion of Counsel for the Company and Ribapharm, unless otherwise agreed by the Company, Ribapharm and the Holder thereof).

     10. SUBORDINATION. The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness. Each Holder by accepting a Security agrees to such subordination and authorizes the Trustee to give it effect.

     11. DENOMINATIONS, TRANSFER, EXCHANGE. The Securities are in registered form without coupons in denominations of $1,000 principal amount and positive integer multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company and Ribapharm may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar need not exchange or register the transfer of any Security selected for redemption in whole or in part, except the unredeemed portion of Securities to be redeemed in part. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before the mailing of a notice of redemption of the Securities selected to be redeemed.

     12. PERSONS DEEMED OWNERS. The registered Holder of a Security may be treated as the owner of such Security for all purposes.

     13. MERGER OR CONSOLIDATION. Neither the Company nor, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, shall consolidate with, or merge into, or transfer or lease all or substantially all of its assets to, any person unless the person is a corporation, limited liability company or other entity organized under the laws of the United States, any State thereof or the District of Columbia and such person assumes by supplemental indenture, or other written instrument, all the obligations of the Company or Ribapharm, as the case may be, under the Securities and the Indenture and immediately after giving effect to the transaction no Default or Event of Default exists. The foregoing notwithstanding, neither a Ribapharm IPO nor a Ribapharm Spin-Off shall be deemed to constitute the transfer of all or substantially all of the assets of the Company.

     14. AMENDMENTS, SUPPLEMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or the consent of any Securityholder, the Indenture or the Securities may be amended or supplemented to cure any ambiguity, omission, defect or inconsistency, to provide for uncertificated Securities in addition to certificated Securities, to comply with SECTIONS
5.01 and 10.11 of the Indenture or to make any change that does not adversely affect the rights of any Securityholder.

     15. DEFAULTS AND REMEDIES. An Event of Default includes, in summary, the occurrence of any of the following: default in payment of principal at maturity, upon redemption or exercise of a Repurchase Right or otherwise; default for 30 days in payment of interest or other amounts due; failure by the Company or, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, for 60 days after notice to it to comply with any of its other agreements in the Indenture or the Securities; and certain events of bankruptcy or insolvency. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding may declare all the Securities to be due and payable immediately, except as provided in the Indenture. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment) if it determines that withholding notice is in the interests of the Securityholders. The Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, must furnish an annual compliance certificate to the Trustee.

     16. REGISTRATION RIGHTS. The Holders are entitled to registration rights as set forth in the Registration Rights Agreement (as defined in the Indenture). The Holders shall be entitled to receive liquidated damages in certain circumstances, all as set forth in the Registration Rights Agreement.

     17. TRUSTEE DEALINGS WITH THE COMPANY AND RIBAPHARM. The Trustee under the Indenture, or any banking institution serving as successor Trustee thereunder, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, Ribapharm or their respective Affiliates, and may otherwise deal with the Company, Ribapharm or their respective Affiliates, as if it were not Trustee.

     18. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator or stockholder, as such of the Company or Ribapharm shall have any liability for any obligations of the Company or Ribapharm under the Securities, the Indenture, the Registration Rights Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     19.   AUTHENTICATION.   This   Security   shall  not  be  valid  until
authenticated by the manual signature of the Trustee or an authenticating agent.

     20. ABBREVIATIONS. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

     THE COMPANY AND, FOLLOWING THE EARLIER TO OCCUR OF A RIBAPHARM IPO AND A RIBAPHARM SPIN-OFF, RIBAPHARM WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO:

          ICN Pharmaceuticals, Inc.
          3300 Hyland Avenue
          Costa Mesa, CA  92626
          Attention:  Corporate Secretary

          Ribapharm Inc.
          3300 Hyland Avenue
          Costa Mesa, CA  92626
          Attention:  Corporate Secretary

                            [FORM OF ASSIGNMENT]

I or we assign to

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER



---------------------------------------------------------------------------
(please print or type name and address)



---------------------------------------------------------------------------



---------------------------------------------------------------------------
the within Security and all rights thereunder, and hereby irrevocably constitutes and appoints



---------------------------------------------------------------------------
attorney to transfer the Security on the books of the Company and, following the earlier to occur of a Ribapharm IPO and a Ribapharm Spin-Off, Ribapharm, with full power of substitution in the premises.


Dated:
      ------------------------------    -----------------------------------

                                        NOTICE:   The   signature  on  this
                                        assignment must correspond with the
                                        name as it appears upon the face of
                                        the   within   Security   in  every
                                        particular  without  alteration  or
                                        enlargement     or    any    change
                                        whatsoever  and be  guaranteed by a
                                        guarantor institution participating
                                        in the Securities  Transfer  Agents
                                        Medallion  Program or in such other
                                        guarantee program acceptable to the
                                        Trustee.

Signature Guarantee:
                    -------------------------------------------------------

          In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the Resale Restriction Termination Date, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with any transfer of this Security and has transferred this Security only: [Check One]

(1)  ____   to the Company or Ribapharm or any subsidiary thereof; or

(2)  ____   pursuant  to  and  in  compliance  with  Rule  144A  under  the
            Securities Act of 1933, as amended; or

(3)  ____   to an institutional  "accredited  investor" (as defined in Rule
            501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

(4)  ____   outside  the  United  States  to a  person  other  than a "U.S.
            person" in compliance with Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

(5)  ____   pursuant to the exemption  from  registration  provided by Rule
            144 under the Securities Act of 1933, as amended; or

(6)  ____   pursuant  to an  effective  registration  statement  under  the
            Securities Act of 1933, as amended; or

(7)  ____   pursuant to another  available  exemption from the registration statement requirements of the Securities Act of 1933, as amended.

and unless the box below is checked, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company or Ribapharm as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

     |_| The transferee is an Affiliate of the Company or Ribapharm. (If the Security is transferred to an Affiliate, the restrictive legend must remain on the Security for two years following the date of the transfer).

          Unless one of the items is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3), (4), (5) or (7) is checked, the Company or Ribapharm or the Trustee may require, prior to registering any such transfer of the
Securities, in their sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3)) and other information as the Trustee or the Company or Ribapharm have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

          If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in SECTION 2.16 of the Indenture shall have been satisfied.


Dated:                              Signed:
       -------------------------            -------------------------------
                                            (Sign  exactly as  name appears
                                            on the other side of this
                                            Security)


Signature Guarantee:
                    -------------------------------------------------------


TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

          The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company and Ribapharm as the undersigned has requested pursuant to Rule 144A or has determined transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
      -------------------------     ---------------------------------------
                                    NOTICE: To be executed by an executive
                                            officer

                             CONVERSION NOTICE

To convert this Security into Common Stock of the Company and, following a Ribapharm Spin-Off, Ribapharm, check the box:

|_|

To convert only part of this Security, state the principal amount to be converted (must be in multiples of $1,000):


                            $
                             ------------------

If you want the stock certificate made out in another person's name, fill in the form below:


---------------------------------------------------------------------------
(Insert other person's soc. sec. or tax I.D. no.)


---------------------------------------------------------------------------


---------------------------------------------------------------------------


---------------------------------------------------------------------------
(Print or type other person's name, address and zip code)


---------------------------------------------------------------------------

Date:                Signature(s):
     ---------------              -----------------------------------------

                                  -----------------------------------------
                                  (Sign  exactly as your  name(s) appear(s)
                                   on the other side of this Security)


Signature(s) guaranteed by: (All   signatures   must  be  guaranteed  by  a
                            guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.)

                 OPTION OF HOLDER TO ELECT PURCHASE NOTICE


     If you want to elect to have this Security purchased by the Company or Ribapharm, as the case may be, pursuant to SECTION 3.08 of the Indenture, check the box: |_|

     If you want to elect to have only part of this Security purchased by the Company or Ribapharm, as the case may be, pursuant to SECTION 3.08 of the Indenture, state the principal amount:


                    $
                      ----------------------------------
                     (in an integral multiple of $1,000)


Date:                               Signature(s):
     -------------------------                   --------------------------


                                   ----------------------------------------
                                   (Sign exactly as your name(s) appear(s) on the other side of this Security)

Signature(s) guaranteed by:
                                   ----------------------------------------
                                   (All  signatures must be guaranteed by a
                                   guarantor  institution  participating in
                                   the Securities Transfer Agents Medallion
                                   Program  or  in  such  other   guarantee
                                   program acceptable to the Trustee.)

                                 SCHEDULE A
                                 ----------


      SCHEDULE OR EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY(FN2).
      ---------------------------------------------------------------

     The following exchanges of a part of this Global Security for an interest in another Global Security or for Securities in certificated form, have been made:


                                                  Principal       Signature
                                                amount of this        or
               Amount of         Amount of         Global        authorized
              decrease in       increase in       Security        signatory
   Date        Principal         Principal        following      of Trustee
    of       amount of this    amount of this   such decrease      or Note
Exhchange   Global Security   Global Security   (or increase)     Custodian


-------------------------------------------
(FN2)   This is included in Global Notes only.

                                                                EXHIBIT B-1
                                                                -----------

                      FORM OF PRIVATE PLACEMENT LEGEND

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER HEREOF MAY NOT ENGAGE IN HEDGING TRANSACTIONS WITH RESPECT TO THIS SECURITY UNLESS SUCH TRANSACTIONS ARE IN COMPLIANCE WITH THE SECURITIES ACT.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THE LATER OF (X) TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR RIBAPHARM OR ANY AFFILIATE OF THE COMPANY OR RIBAPHARM WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW ONLY (A) TO THE COMPANY OR RIBAPHARM OR ANY SUBSIDIARY OF EITHER OF THEM, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (D)
PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1),
(2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S, RIBAPHARM'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER (A FORM OF WHICH MAY BE OBTAINED FROM THE COMPANY, RIBAPHARM OR THE TRUSTEE) COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY, RIBAPHARM AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                                                                EXHIBIT B-2
                                                                -----------

                     FORM OF LEGEND FOR GLOBAL SECURITY


     Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR, FOLLOWING THE EARLIER TO OCCUR OF A RIBAPHARM IPO AND A RIBAPHARM SPIN-OFF, RIBAPHARM OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT,
     AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR
     TO  SUCH  OTHER  ENTITY  AS  IS   REQUESTED   BY  AN   AUTHORIZED
     REPRESENTATIVE OF DTC), ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF
     FOR VALUE OR OTHERWISE  BY OR TO ANY PERSON IS WRONGFUL  INASMUCH
     AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN  INTEREST
     HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS
     OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION
     2.16 OF THE INDENTURE.

                                                                  EXHIBIT C
                                                                  ---------

                         Form of Certificate To Be
                        Delivered in Connection with
                 Transfers to Non-QIB Accredited Investors
                 -----------------------------------------


The Bank of New York
101 Barclay Street, Floor 21 West
New York, NY 10286
Attention:  Corporate Trust Administration

Ladies and Gentlemen:

     In connection with our proposed purchase of 6 1/2% Convertible Subordinated Notes due 2008 (the "SECURITIES") of ICN PHARMACEUTICALS, INC. (the "COMPANY"), we confirm that:

     1. We have received a copy of the Offering Memorandum (the "OFFERING MEMORANDUM"), dated July 13, 2001, relating to the Securities and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated on the inside front cover of the Offering Memorandum and in the section entitled "Notice to Investors" of the Offering Memorandum, including the restrictions on duplication and circulation of the Offering Memorandum.

     2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Indenture relating to the Securities (as described in the Offering Memorandum) and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "SECURITIES ACT") and all applicable state securities laws.

     3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities prior to the date that is two years after the original issuance of the Securities, we will do so only (i) to the Company, Ribapharm or any of their subsidiaries, (ii) inside the United States in accordance with Rule 144A under the Securities Act to a "QUALIFIED INSTITUTIONAL BUYER" (as defined in Rule 144A under the Securities Act), (iii) inside the United States to an institutional "ACCREDITED INVESTOR" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Trustee (as defined in the Indenture relating to the Securities), a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities (the form of which letter can be obtained from the Trustee), (iv) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (v) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (vi) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

     4. We are not acquiring the Securities for or on behalf of, and will not transfer the Securities to, any pension or welfare plan (as defined in SECTION 3 of the Employee Retirement Income Security Act of 1974), except as permitted by law.

     5. We understand that, on any proposed resale of any Securities, we will be required to furnish to the Trustee and the Company and Ribapharm such certifications, legal opinions and other information as the Trustee and the Company and Ribapharm may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

     6. We are an institutional "ACCREDITED INVESTOR" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

     7. We are acquiring the Securities purchased by us for our own account or for one or more accounts (each of which is an institutional "ACCREDITED INVESTOR") as to each of which we exercise sole investment discretion and not with a view toward resale of the Securities.

     You, the Company, Ribapharm, the Trustee and others are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                    Very truly yours,

                                    [Name of Transferee]

                                    By:
                                        ------------------------------------
                                    Name:
                                    Title:

                                                                EXHIBIT D-1
                                                                -----------

                    Form of Certificate To Be Delivered
                        in Connection with Transfers
                          Pursuant to Regulation S


The Bank of New York
101 Barclay Street, Floor 21 West
New York, NY 10286
Attention:  Corporate Trust Administration

     Re: ICN PHARMACEUTICALS, INC. (the "COMPANY") 6 1/2% Convertible Subordinated Notes due 2008 (the "SECURITIES")

Ladies and Gentlemen:

     In connection with our proposed sale of $_________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT"), and, accordingly, we represent that:

          (1) the offer of the Securities was made in an "offshore transaction" to a person other than a "U.S. person" (as defined in Regulation S);

          (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

          (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

          (5)  we  have  advised  the   transferee   of  the  transfer
     restrictions applicable to the Securities; and

          (6) if we are a dealer in securities or have received a selling concession, fee or other remuneration in respect of the Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied.

     You, the Company, Ribapharm and counsel for the Company and Ribapharm are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                    Very truly yours,

                                    [Name of Transferor]


                                    By:
                                        ------------------------------------
                                        Authorized Signature

                                                                EXHIBIT D-2
                                                                -----------

                    Form of Certificate To Be Delivered
                        in Connection with Transfers
                          Pursuant to Regulation S


The Bank of New York
101 Barclay Street, Floor 21 West
New York, NY 10286
Attention:  Corporate Trust Administration

     Re: ICN PHARMACEUTICALS, INC. (the "COMPANY") 6 1/2% Convertible Subordinated Notes due 2008 (the "SECURITIES")

Ladies and Gentlemen:

     In connection with our proposed purchase of $_________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT"), and, accordingly, we represent that:

          (1) the undersigned is not a U.S. person (as defined in Regulation S) and has not acquired the Securities for the account or benefit of any U.S. person;

          (2) the undersigned is not a distributor within the meaning of Regulation S; and

          (3) the undersigned agrees to resell the Securities only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an exemption from registration and agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act.

     You, the Company, Ribapharm and counsel for the Company and Ribapharm are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                    Very truly yours,

                                    [Name of Transferee]


                                    By:
                                        -----------------------------------
                                        Authorized Signature

                                                                  EXHIBIT E
                                                                  ---------

       Form of Notice of Transfer Pursuant to Registration Statement


ICN Pharmaceuticals, Inc.
3300 Hyland Avenue
Costa Mesa, California  92626

RIBAPHARM INC.
3300 Hyland Avenue
Costa Mesa, California  92626

[Name and Address of Trustee]

     Re: ICN PHARMACEUTICALS, INC. (the "COMPANY") 6 1/2% Convertible Subordinated Notes due 2008 (the "SECURITIES")

Ladies and Gentlemen:


     Please be advised that _____________ has transferred $___________ aggregate principal amount of the Securities or __ shares of the Common Stock, $0.01 par value per share, of the Company or Ribapharm Inc. issuable on conversion of the Securities ("STOCK") pursuant to an effective Shelf Registration Statement on Form S-3 (File No. 333-_____).

     We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933 as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Securities or Stock is named as a "SELLING SECURITY HOLDER" in the Prospectus dated _________, or in amendments or supplements thereto, and that the aggregate principal amount of the Securities, or number of shares of Stock transferred are [a portion of] the Securities or Stock listed in such Prospectus, as amended or supplemented, opposite such owner's name.


                                    Very truly yours,



                                    -----------------------------
                                              (Name)